UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File No. 811-21589

CREDIT SUISSE COMMODITY STRATEGY FUNDS

(formerly known as Credit Suisse Commodity Return Strategy Fund)

(Exact Name of Registrant as Specified in Charter)

Eleven Madison Avenue, New York, New York 10010

(Address of Principal Executive Offices)                    (Zip Code)

John G. Popp

Credit Suisse Commodity Strategy Funds

Eleven Madison Avenue

New York, New York 10010

Registrant’s telephone number, including area code: (212) 325-2000

Date of fiscal year end: October 31st

Date of reporting period: November 1, 2022 to October 31, 2023

Item 1. Reports to Stockholders.

CREDIT SUISSE FUNDS

Annual Report

October 31, 2023

◼  CREDIT SUISSE
COMMODITY RETURN STRATEGY FUND

The Fund's investment objectives, risks, charges and expenses (which should be considered carefully before investing), and more complete information about the Fund, are provided in the Prospectus, which should be read carefully before investing. You may obtain additional copies by calling 877-870-2874 or by visiting our website at www.credit-suisse.com/us/funds.

Credit Suisse Securities (USA) LLC, Distributor, is located at Eleven Madison Avenue, New York, NY 10010. Credit Suisse Funds are advised by Credit Suisse Asset Management, LLC.

Investors in the Credit Suisse Funds should be aware that they may be eligible to purchase Class I shares (where offered) directly or through certain intermediaries. Such shares are not subject to a sales charge. Investors in the Credit Suisse Funds should also be aware that they may be eligible for a reduction or waiver of the sales charge with respect to Class A or C shares (where offered). For more information, please review the relevant prospectuses or consult your financial representative.

Fund shares are not deposits or other obligations of Credit Suisse Asset Management, LLC ("Credit Suisse") or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse or any affiliate. Fund investments are subject to investment risks, including loss of your investment.

Credit Suisse Commodity Return Strategy Fund
Annual Investment Adviser's Report
October 31, 2023 (unaudited)

October 31, 2023

Dear Shareholder:

We are pleased to present this Annual Report covering the activities of the Credit Suisse Commodity Return Strategy Fund (the "Fund") for the 12-month period ended October 31, 2023 (the "Period").

Performance Summary
11/01/2022 – 10/31/2023

Fund & Index
Class I1	-4.52%
Class A1,2	-4.75%
Class C1,2	-5.49%
Bloomberg Commodity Index Total Return[3]	-2.97%

Performance shown for the Fund's Class A and Class C Shares does not reflect sales charges, which are a maximum of 4.75% and 1.00%, respectively.2

Market and Strategy Review:

Commodities declined for the annual period ended October 31, 2023. The Bloomberg Commodity Index Total Return (the "Index") fell 2.97%, with 8 out of 24 index constituents ending the Period lower.

For the Period, the Fund underperformed the Benchmark before and after fees and Fund expenses. The Fund's commodity strategies and cash management detracted from relative performance for the Period. Within the portfolio's commodity exposure, forward curve positioning in the Agriculture sector had the largest negative impact relative to the Index. Positioning within the Livestock, Energy, and Precious Metals sectors detracted from relative performance for the Period. Positioning within the Industrial Metals sector contributed positively to performance for the Period. On an individual commodity level, the top three estimated detractors from relative performance versus the Benchmark were Soybeans (-0.18%), WTI Crude Oil (-0.13%), and Lean Hogs (-0.12%). Meanwhile, Soybean Oil (+0.05%), Natural Gas (+0.05%), and Brent Crude Oil (+0.05%) had the largest positive impact relative to the benchmark.

Energy reported the largest decline for the Period, falling 18.90%. Natural Gas slipped 63.25% due to a historically mild winter in the US and Europe, despite initial fears that the Russia-Ukraine conflict and subsequent loss of Russia natural gas supply to Europe could result in gas shortages for the winter. Furthermore, a major US Liquefied Natural Gas (LNG) export facility experienced delays in reopening after an explosion took it offline in the summer of 2022. This

Credit Suisse Commodity Return Strategy Fund
Annual Investment Adviser's Report (continued)
October 31, 2023 (unaudited)

significantly reduced demand for natural gas in the US until the facility's return to full operations in March 2023. On the other hand, WTI Crude Oil and Brent Crude Oil increased 3.51% and 3.57%, respectively for the Period. US Energy Information Administration (EIA) reports throughout the third quarter of 2023 showed declining inventory levels at a key delivery point for US WTI Crude Oil futures, while Saudi Arabia and Russia, two of the largest OPEC+ producers of oil, announced they intended to extend their supply cuts to end of 2023.

Agriculture ended the Period close to flat, with a small decrease of 0.60%. Declines in Wheat were partially offset by a large gain of 74.98% in Sugar. In January 2023, the Indian Sugar Mills Association (ISMA) reduced its estimate for the country's sugar output on lower yields and higher diversion of sugarcane to ethanol production, reducing exports from the country. The spring 2023 Brazil and Thai sugar harvests were unable to provide relief due to disruptive harvesting weather in Brazil and weaker-than-expected production in Thailand. Counterbalancing this gain were Chicago Wheat and Kansas City Wheat, which dropped 40.63% and 30.79%, respectively for the Period. Grain supply fears eased as Russia resumed its participation in the Black Sea Grain deal in November 2022 and Ukraine wheat production eventually found alternate export routes. Along with a second consecutive year of bumper wheat harvests in Russia, this served to reduce export demand for US grains.

Precious Metals was the largest positive contributor among the sectors, increasing 20.90% for the Period. Gold strengthened 20.94%, while Silver was close behind at 20.22% for the Period. Moderating US inflation data reduced expectations of interest rate hikes, lowering the opportunity cost of holding precious metals. Prices were pushed up further by the failure of two mid-size US banks in March 2023, increasing demand for risk hedges and further reducing yields in the market. This weakened the US Dollar, enhancing the relative attractiveness of gold and silver as alternate stores of wealth. Since May 2023, some of these gains have been reversed as strong US economic data raised the possibility of restrictive US monetary policy to be longer-than-expected.

Livestock climbed 8.67% during the Period, driven by a price appreciation of 22.94% in Live Cattle. Throughout the Period, United States Department of Agriculture (USDA) data indicated tight supply conditions. In the first half of 2023, prices rose on small US cattle herd sizes, below average amounts of beef in cold storage, and below average cattle processing rates. Over the summer, drought conditions eased in major livestock and agricultural regions. Favorable growing conditions for feed grains served to keep cattle feed costs down and incentivized farmers to keep cattle longer, decreasing short term supplies.

Credit Suisse Commodity Return Strategy Fund
Annual Investment Adviser's Report (continued)
October 31, 2023 (unaudited)

Furthermore, the USDA reported consecutive months of lower cattle-on-feed numbers compared to last year, indicating tighter-than-expected supplies.

Industrial Metals gained 1.91% for the Period. Sector constituents diverged somewhat throughout the Period, with Copper gaining 12.20% while Nickel ended 16.28% lower. Copper prices rose in the first quarter of 2023 following Chinese customs data that showed a strong increase in imports of the metal, pointing to stronger demand conditions. At the same time, Nickel prices declined as Chinese stainless steel prices fell in early 2023, reducing demand for nickel, a key input for stainless steel production. This was followed by reports of weaker-than-expected economic activity in China through the remainder of the Period, particularly in the property and industrial sectors, heightening demand concerns for base metals like nickel.

Market Outlook:

Much uncertainty remains and geopolitical risk will likely persist as the main driver for commodity prices in the near-term, particularly in the Energy and Precious Metals sectors. If the conflict remains narrow in scope, limited to fighting between Israel and Hamas militants in the investment adviser's views, the visible impact on production and consumption of commodities such as oil and oil products is likely to remain muted. In this case, prices may return to reflecting underlying supply-and-demand fundamentals, which appear much the same as before the conflict. A lower likelihood of further escalation could also cause Precious Metals prices to retreat as the geopolitical risk premium that entered prices immediately following the conflict could erode in the face of a stabilizing situation. On the other hand, an escalation in the conflict via the involvement of major oil- and gas-producing nations, or an impairment to the physical flow of energy commodities, such as a closure of the Strait of Hormuz or damage to refining infrastructure, would in the investment adviser's views likely be broadly supportive of Energy and Precious Metals. Lastly, Chairman Jerome Powell of the US Federal Reserve referenced the heightened risk environment as a factor being monitored closely in Federal Reserve decision-making. If elevated risks were to drive a moderation of the Fed's hawkish policy stance, Precious Metals would be well positioned to benefit from both elevated geopolitical risk premiums and declining competition from traditional yield-bearing assets.

The Credit Suisse Commodities Management Team

Christopher Burton and Scott Ikuss

Credit Suisse Commodity Return Strategy Fund
Annual Investment Adviser's Report (continued)
October 31, 2023 (unaudited)

This Fund is non-diversified, which means it may invest a greater proportion of its assets in the securities of a smaller number of issuers than a diversified mutual fund and may therefore be subject to greater volatility. The Fund's investment in commodity linked derivative instruments may subject the Fund to greater volatility than investment in traditional securities, particularly in investments involving leverage.

The use of derivatives such as commodity-linked swaps, structured notes, and futures entails substantial risks, including risk of loss of a significant portion of their principal value, commodity exposure risks, correlation risk, credit risk, derivatives risk, exposure risk, fixed income risk, focus risk, futures contracts risk, illiquidity risk, interest-rate risk, leveraging risk, market risk, non-diversified status, portfolio turnover risk, structured note risk, subsidiary risk, swap agreement risk, tax risk and U.S. government securities risk. Gains and losses from speculative positions in derivatives may be much greater than the derivative's cost. At any time, the risk of loss of any individual security held by the Fund could be significantly higher than 50% of the security's value. For a detailed discussion of these and other risks, please refer to the Fund's Prospectus, which should be read carefully before investing.

In addition to historical information, this report contains forward-looking statements, which may concern, among other things, domestic and foreign market, industry and economic trends and developments and government regulation and their potential impact on the Fund's investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future, and their impact on the Fund could be materially different from those projected, anticipated or implied. The Fund has no obligation to update or revise forward-looking statements.

The views of the Fund's management are as of the date of the letter and the Fund holdings described in this document are as of October 31, 2023; these views and Fund holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

Credit Suisse Commodity Return Strategy Fund
Annual Investment Adviser's Report (continued)
October 31, 2023 (unaudited)

Comparison of Change in Value of $10,000 Investment in the
Credit Suisse Commodity Return Strategy Fund1 Class I Shares,
Class A Shares2, Class C Shares2 and the Bloomberg
Commodity Index Total Return3 For Ten Years

1  Fee waivers and/or expense reimbursements may reduce expenses for the Fund, without which performance would be lower. The Fund entered into a written contract to limit expenses to 0.80% of the Fund's average daily net assets for Class I shares, 1.05% of the Fund's average daily net assets for Class A shares and 1.80% of the Fund's average daily net assets for Class C shares through at least February 28, 2025. This limit excludes certain expenses, as set out in the Fund's Prospectus.

2  Total return for the Fund's Class A shares for the reporting period, based on offering price (including maximum sales charge of 4.75%), was (9.26)%. Total return for the Fund's Class C shares for the reporting period, based on redemption value (including maximum contingent deferred sales charge of 1.00%), was (6.33)%.

3  The Bloomberg Commodity Index Total Return is a broadly diversified futures index currently composed of futures contracts on 24 physical commodities. The Index does not have transaction costs and investors may not invest directly in the Index.

Credit Suisse Commodity Return Strategy Fund
Annual Investment Adviser's Report (continued)
October 31, 2023 (unaudited)

Average Annual Returns as of October 31, 20231

	1 Year	5 Years	10 Years
Class I	(4.52)%	6.81%	(0.54)%
Class A Without Sales Charge	(4.75)%	6.58%	(0.79)%
Class A With Maximum Sales Charge	(9.26)%	5.55%	(1.28)%
Class C Without CDSC	(5.49)%	5.74%	(1.52)%
Class C With CDSC	(6.33)%	5.74%	(1.52)%

Returns represent past performance and include change in share price and reinvestment of dividends, capital gains, and return of capital distributions, if any. Past performance cannot guarantee future results. The current performance of the Fund may be lower or higher than the figures shown. Returns and share price will fluctuate, and redemption value may be more or less than original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance information current to the most recent month end is available at www.credit-suisse.com/us/funds.

The annual gross expense ratios are 0.81% for Class I shares, 1.06% for Class A shares and 1.81% for Class C shares. The annual net expense ratios after fee waivers and/or expense reimbursements are 0.80% for Class I shares, 1.05% for Class A shares and 1.80% for Class C shares.

1  Fee waivers and/or expense reimbursements reduce expenses for the Fund, without which performance would be lower. The Fund entered into a written contract to limit expenses to 0.80% of the Fund's average daily net assets for Class I shares, 1.05% of the Fund's average daily net assets for Class A shares and 1.80% of the Fund's average daily net assets for Class C shares through at least February 28, 2025. This limit excludes certain expenses, as set forth in the Fund's Prospectus.

Credit Suisse Commodity Return Strategy Fund
Annual Investment Adviser's Report (continued)
October 31, 2023 (unaudited)

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section and which would result in higher total expenses. The following table is intended to help you understand your ongoing expenses of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The table is based on an investment of $1,000 made at the beginning of the six months ended October 31, 2023.

The table illustrates your Fund's expenses in two ways:

•  Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line.

•  Hypothetical 5% Fund Return. This helps you to compare the Fund's ongoing expenses with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expenses of owning different funds.

Credit Suisse Commodity Return Strategy Fund
Annual Investment Adviser's Report (continued)
October 31, 2023 (unaudited)

Expenses and Value for a $1,000 Investment
for the six-month period ended October 31, 2023

Actual Fund Return	Class I	Class A	Class C
Beginning Account Value 05/01/23	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/23	$1,014.60	$1,013.30	$1,009.20
Expenses Paid per $1,000*	$4.06	$5.33	$9.12
Hypothetical 5% Fund Return
Beginning Account Value 05/01/23	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/23	$1,021.17	$1,019.91	$1,016.13
Expenses Paid per $1,000*	$4.08	$5.35	$9.15
	Class I	Class A	Class C
Annualized Expense Ratios*	0.80%	1.05%	1.80%

*  Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

  The "Expenses Paid per $1,000" and the "Annualized Expense Ratios" in the tables are based on actual expenses paid by the Fund during the period, net of fee waivers and/or actual expense reimbursements, if applicable. If those fee waivers and/or expense reimbursements had not been in effect, the Fund's actual expenses would have been higher. Expenses do not reflect additional charges and expenses that are, or may be, imposed under the variable contracts or plans. Such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. The Fund's expenses should be considered with these charges and expenses in evaluating the overall cost of investing in the separate account.

For more information, please refer to the Fund's Prospectus.

Portfolio Breakdown**

Commodity Indexed Structured Notes	16.37%
United States Agency Obligations	24.45
United States Treasury Obligations	57.44
Short-Term Investments	1.74
Total	100.00%

**  Expressed as a percentage of total investments (excluding securities lending collateral, if applicable) and may vary over time.

Credit Suisse Commodity Return Strategy Fund
Consolidated Schedule of Investments
October 31, 2023

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
COMMODITY INDEXED STRUCTURED NOTES (16.2%)
$60,000	Bank of Montreal, Commodity Index Linked Senior Unsecured Notes, Rule 144A, SOFR(1),(2),(3)	(A+, Aa2)	12/20/23	5.310	$46,043,131
58,000	BNP Paribas Issuance BV, Commodity Index Linked Bank Guaranteed Notes, Rule 144A, FEDL01 + 0.100%(1),(2),(3)	(A+, Aa3)	09/25/24	5.430	56,027,069
55,000	Canadian Imperial Bank of Commerce, Commodity Index Linked Senior Unsecured Notes, Rule 144A, FEDL01(1),(2),(3)	(A+, Aa2)	12/15/23	5.330	44,114,241
49,000	Royal Bank of Canada, Commodity Index Linked Senior Unsecured Notes, Rule 144A, FEDL01(1),(2),(3)	(AA-, Aa1)	06/17/24	5.330	52,545,862
TOTAL COMMODITY INDEXED STRUCTURED NOTES (Cost $222,000,000)					198,730,303
UNITED STATES AGENCY OBLIGATIONS (24.2%)
8,000	Federal Farm Credit Banks Funding Corp., SOFR + 0.135%(3)	(AA+, Aaa)	11/06/23	5.445	8,000,084
25,400	Federal Farm Credit Banks Funding Corp., SOFR + 0.040%(3)	(AA+, Aaa)	02/05/24	5.350	25,400,085
8,800	Federal Farm Credit Banks Funding Corp., SOFR + 0.040%(3)	(AA+, Aaa)	05/15/24	5.350	8,799,356
5,000	Federal Farm Credit Banks Funding Corp., SOFR + 0.100%(3)	(AA+, Aaa)	08/08/24	5.410	4,998,490
10,400	Federal Farm Credit Banks Funding Corp., SOFR + 0.130%(3)	(AA+, Aaa)	01/28/25	5.440	10,404,072
6,600	Federal Home Loan Bank Discount Notes(4)	(AA+, Aaa)	02/02/24	4.697	6,513,332
12,400	Federal Home Loan Banks	(AA+, Aaa)	02/28/24	2.125	12,260,956
16,100	Federal Home Loan Banks, SOFR + 0.140%(3)	(AA+, Aaa)	04/21/25	5.450	16,104,791
14,400	Federal Home Loan Banks, SOFR + 0.160%(3)	(AA+, Aaa)	07/10/25	5.470	14,408,023
5,300	Federal Home Loan Banks	(AA+, Aaa)	02/26/26	0.620	4,778,292
16,500	Federal Home Loan Mortgage Corp.	(AA+, Aaa)	05/24/24	0.400	16,030,896
23,000	Federal Home Loan Mortgage Corp.	(AA+, Aaa)	06/18/24	0.430	22,272,757
22,800	Federal Home Loan Mortgage Corp.	(AA+, Aaa)	08/28/25	4.200	22,303,582
30,600	Federal Home Loan Mortgage Corp.	(AA+, Aaa)	01/27/26	5.150	30,231,561
3,000	Federal National Mortgage Association	(AA+, Aaa)	11/27/23	0.250	2,988,785
7,000	Federal National Mortgage Association	(AA+, Aaa)	06/14/24	0.375	6,781,520
48,000	Federal National Mortgage Association	(AA+, Aaa)	08/28/24	3.875	47,329,845
17,300	Federal National Mortgage Association	(AA+, Aaa)	02/07/25	5.060	17,143,683
21,400	Federal National Mortgage Association	(AA+, Aaa)	04/22/25	0.625	20,011,991
TOTAL UNITED STATES AGENCY OBLIGATIONS (Cost $301,897,313)					296,762,101

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Commodity Return Strategy Fund
Consolidated Schedule of Investments (continued)
October 31, 2023

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
UNITED STATES TREASURY OBLIGATIONS (56.7%)
$6,300	U.S. Treasury Bills(4)	(AA+, Aaa)	11/02/23	5.275	$6,299,078
12,000	U.S. Treasury Bills(4)	(AA+, Aaa)	11/24/23	5.280	11,959,516
108,400	U.S. Treasury Floating Rate Notes, 3 mo. Treasury money market yield + 0.125%(3)	(AA+, Aaa)	07/31/25	5.523	108,390,182
42,100	U.S. Treasury Floating Rate Notes, 3 mo. Treasury money market yield + 0.170%(3)	(AA+, Aaa)	10/31/25	5.568	42,106,969
47,100	U.S. Treasury Floating Rate Notes, 3 mo. Treasury money market yield - 0.015%(3),(5)	(AA+, Aaa)	01/31/24	5.383	47,104,731
105,000	U.S. Treasury Floating Rate Notes, 3 mo. Treasury money market yield - 0.075%(3),(5),(6)	(AA+, Aaa)	04/30/24	5.323	104,980,589
158,000	U.S. Treasury Floating Rate Notes, 3 mo. Treasury money market yield + 0.037%(3),(5),(6)	(AA+, Aaa)	07/31/24	5.435	158,047,095
45,000	U.S. Treasury Floating Rate Notes, 3 mo. Treasury money market yield + 0.140%(3)	(AA+, Aaa)	10/31/24	5.538	45,050,464
46,000	U.S. Treasury Floating Rate Notes, 3 mo. Treasury money market yield + 0.200%(3)	(AA+, Aaa)	01/31/25	5.598	46,080,235
53,500	U.S. Treasury Floating Rate Notes, 3 mo. Treasury money market yield + 0.169%(3)	(AA+, Aaa)	04/30/25	5.567	53,556,522
10,000	U.S. Treasury Notes	(AA+, Aaa)	08/31/24	3.250	9,816,801
16,200	U.S. Treasury Notes	(AA+, Aaa)	02/28/25	4.625	16,060,465
14,500	U.S. Treasury Notes	(AA+, Aaa)	07/31/25	4.750	14,404,277
14,000	U.S. Treasury Notes	(AA+, Aaa)	02/15/26	4.000	13,696,484
20,000	U.S. Treasury Notes	(AA+, Aaa)	08/15/26	4.375	19,715,625
TOTAL UNITED STATES TREASURY OBLIGATIONS (Cost $697,733,977)					697,269,033
Shares
SHORT-TERM INVESTMENTS (1.7%)
21,161,640	State Street Institutional U.S. Government Money Market Fund — Premier Class, 5.31% (Cost $21,161,640)				21,161,640
TOTAL INVESTMENTS AT VALUE (98.8%) (Cost $1,242,792,930)					1,213,923,077
OTHER ASSETS IN EXCESS OF LIABILITIES (1.2%)					15,305,662
NET ASSETS (100.0%)					$1,229,228,739

†  Credit ratings given by the S&P Global Ratings Division of S&P Global Inc. ("S&P") and Moody's Investors Service, Inc. ("Moody's") are unaudited.

(1)  Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2023, these securities amounted to a value of $198,730,303 or 16.2% of net assets.

(2)  Return on security is linked to the Bloomberg Commodity Index Total Return. The Bloomberg Commodity Index Total Return is composed of futures contracts on 24 physical commodities.

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Commodity Return Strategy Fund
Consolidated Schedule of Investments (continued)
October 31, 2023

(3)  Variable rate obligation — The interest rate shown is the rate in effect as of October 31, 2023.

(4)  Securities are zero coupon. Rate presented is cost yield as of October 31, 2023.

(5)  At October 31, 2023, $10,716,025 in the value of these securities has been pledged as collateral for open swap contracts.

(6)  At October 31, 2023, $40,007,093 in the value of these securities has been pledged to cover initial margin requirements for open futures contracts.

INVESTMENT ABBREVIATIONS

3 mo. = 3 month

FEDL01 = Federal Funds Rate

SOFR = Secured Overnight Financing Rate

Futures Contracts

Contract Description	Currency	Expiration Date	Number of Contracts	Notional Value	Net Unrealized Appreciation (Depreciation)
Contracts to Purchase
Agriculture
Coffee "C" Futures	USD	Mar 2024	108	$6,678,450	$717,323
Corn Futures	USD	Mar 2024	371	9,145,150	(145,537)
Cotton No. 2 Futures	USD	Dec 2023	80	3,248,800	(6,604)
Soybean Futures	USD	Jan 2024	168	11,008,200	(105,234)
Soybean Meal Futures	USD	Mar 2024	159	6,468,120	(76,655)
Soybean Oil Futures	USD	Jan 2024	186	5,672,628	(485,980)
Sugar No. 11 Futures	USD	May 2024	263	7,576,083	(111,130)
Wheat (KC HRW) Futures	USD	Mar 2024	92	2,949,750	(150,495)
Wheat Futures	USD	Dec 2023	171	4,755,938	(725,956)
					$(1,090,268)
Energy
Brent Crude Oil Futures	USD	Jan 2024	208	17,684,160	$(929,293)
Gasoline RBOB Futures	USD	Jan 2024	52	4,830,353	(62,267)
Light Sweet Crude Oil Futures	USD	Mar 2024	1,298	103,087,160	(1,282,027)
Low Sulphur Gasoil Futures	USD	Jan 2024	72	6,028,200	(196,587)
Natural Gas Futures	USD	Apr 2024	579	18,794,340	828,783
NY Harbor ULSD Futures	USD	Dec 2023	13	1,588,860	(37,490)
NY Harbor ULSD Futures	USD	Mar 2024	25	2,905,350	(64,214)
					$(1,743,095)

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Commodity Return Strategy Fund
Consolidated Schedule of Investments (continued)
October 31, 2023

Futures Contracts (continued)

Contract Description	Currency	Expiration Date	Number of Contracts	Notional Value	Net Unrealized Appreciation (Depreciation)
Industrial Metals
LME Lead Future	USD	Mar 2024	43	$2,247,556	$(61,366)
LME Lead Futures	USD	Dec 2023	43	2,242,719	(72,668)
LME Nickel Futures	USD	Dec 2023	55	5,944,950	(1,130,889)
LME Nickel Futures	USD	Mar 2024	44	4,826,448	(137,296)
LME Primary Aluminum Futures	USD	Dec 2023	214	12,022,252	468,401
LME Primary Aluminum Futures	USD	Mar 2024	179	10,154,894	13,719
LME Zinc Futures	USD	Dec 2023	114	6,924,787	318,920
LME Zinc Futures	USD	Mar 2024	103	6,271,413	(215,874)
					$(817,053)
Livestock
Lean Hogs Futures	USD	Dec 2023	121	3,471,490	$(180,220)
Live Cattle Futures	USD	Feb 2024	116	8,566,600	150,963
					$(29,257)
Precious Metals
Copper Futures	USD	Mar 2024	116	10,689,400	$(295,067)
Gold 100 oz. Futures	USD	Feb 2024	178	35,859,880	1,204,007
Silver Futures	USD	Mar 2024	87	10,132,020	(97,523)
					$811,417
Contracts to Sell
Energy
Light Sweet Crude Oil Futures	USD	Jan 2024	(1,060)	(85,330,000)	$790,458
Natural Gas Futures	USD	Mar 2024	(90)	(3,121,200)	(129,788)
					$660,670
Industrial Metals
LME Lead Futures	USD	Dec 2023	(43)	(2,242,719)	$59,518
LME Lead Futures	USD	Mar 2024	(6)	(313,612)	5,237
LME Nickel Futures	USD	Dec 2023	(55)	(5,944,950)	298,610
LME Nickel Futures	USD	Mar 2024	(8)	(877,536)	24,672
LME Primary Aluminum Futures	USD	Dec 2023	(214)	(12,022,253)	(87,640)
LME Primary Aluminum Futures	USD	Mar 2024	(23)	(1,304,819)	(21,811)
LME Zinc Futures	USD	Dec 2023	(114)	(6,924,787)	228,556
LME Zinc Futures	USD	Mar 2024	(20)	(1,217,750)	22,458
					$529,600
Total Net Unrealized Appreciation (Depreciation)					$(1,677,986)

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Commodity Return Strategy Fund
Consolidated Schedule of Investments (continued)
October 31, 2023

Commodity Index Swap Contracts

Currency	Notional Amount	Expiration Date	Counterparty	Receive	Pay	Payment Frequency	Upfront Premiums Paid/ (Received)	Unrealized Appreciation
USD	$21,031,974	11/14/23	Bank of America	Bloomberg Commodity Index Total Return	5.43%	At Maturity	$—	$204,632
USD	58,223,373	11/14/23	Bank of America	Merrill Lynch Commodity Index Extra CS2T Total Return(a)	5.58%	At Maturity	—	603,090
USD	73,501,180	11/14/23	Goldman Sachs	Bloomberg Commodity Index Total Return	5.42%	At Maturity	—	715,558
USD	32,843,221	11/14/23	JPMorgan Chase	Bloomberg Commodity Index 2 Month Forward Total Return	5.44%	At Maturity	—	367,019
USD	47,445,992	11/14/23	Macquarie Bank Ltd.	Bloomberg Commodity Index Total Return	5.41%	At Maturity	—	462,175
USD	52,075,441	11/14/23	Macquarie Bank Ltd.	Macquarie Commodity Customized Product 112T Index(b)	5.58%	At Maturity	—	530,176
USD	59,141,123	11/14/23	Societe Generale	Societe Generale P04 TR Index(c)	5.58%	At Maturity	—	605,637
							$—	$3,488,287

(a)  The index seeks to provide exposure to a diversified group of commodities, inclusive of energy, grains, meats, metals, precious, softs, and textiles. The Fund has indirect exposure to all of the below underlying positions that make up the custom index. When applicable, the table is limited to the largest 50 positions (based on absolute market value) and any other position where the notional value for the position exceeds 1% of the notional value of the index.

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Commodity Return Strategy Fund
Consolidated Schedule of Investments (continued)
October 31, 2023

Commodity Name	Weight	Quantity(1)	10/31/23 Value(1)
CBOT Bean Oil MAR 24 Futures	2.68%	52.27	$1,582,443
CBOT Corn MAR 24 Futures	4.21%	100.77	2,484,053
NYMEX WTI Crude Oil JAN 24 Futures	8.32%	61.03	4,912,924
ICE Brent Crude Oil JAN 24 Futures	7.71%	53.51	4,549,818
NYBOT Cotton DEC 23 Futures	1.51%	22.00	893,514
COMEX Gold FEB 24 Futures	15.97%	46.78	9,424,978
COMEX High Grade Copper MAR 24 Futures	5.10%	32.65	3,008,420
NYMEX Heating Oil JAN 24 Futures	2.04%	10.04	1,204,083
NYBOT Coffee MAR 24 Futures	2.97%	28.39	1,755,452
KCBOT Kansas Wheat MAR 24 Futures	1.40%	25.71	824,240
LME Aluminium MAR 24 Futures	4.17%	43.33	2,458,107
CME Live Cattle DEC 23 Futures	4.06%	32.61	2,394,254
CME Lean Hogs DEC 23 Futures	1.63%	33.55	962,642
LME Lead MAR 24 Futures	0.92%	10.43	545,315
LME Nickel MAR 24 Futures	1.88%	10.12	1,110,553
LME Zinc MAR 24 Futures	2.42%	23.46	1,428,531
NYMEX Nat Gas JAN 24 Futures	9.39%	145.37	5,542,774
ICE Gas Oil JAN 24 Futures	2.71%	19.09	1,598,285
CBOT Soybeans JAN 24 Futures	5.31%	47.81	3,132,943
NYBOT Sugar MAR 24 Futures	3.70%	71.90	2,181,442
COMEX Silver MAR 24 Futures	4.38%	22.17	2,582,405
CBOT Soy Meal JAN 24 Futures	3.23%	45.66	1,908,482
CBOT Wheat MAR 24 Futures	2.15%	43.41	1,270,356
NYMEX Unleaded Gasoline JAN 24 Futures	2.14%	13.58	1,261,634

(1)  Amounts represent quantity and value of index components as they relate specifically to the Fund's swap position as of October 31, 2023.

(b)  The index seeks to provide exposure to a diversified group of commodities, inclusive of energy, livestock and meat, agricultural and metals. The Fund has indirect exposure to all of the below underlying positions that make up the custom index. When applicable, the table is limited to the largest 50 positions (based on absolute market value) and any other position where the notional value for the position exceeds 1% of the notional value of the index.

Commodity Name	Weight	Quantity(1)	10/31/23 Value(1)
CBOT Bean Oil MAR 24 Futures	2.68%	46.76	$1,415,804
CBOT Corn DEC 23 Futures	4.22%	92.95	2,224,957
NYMEX WTI Crude Oil JAN 24 Futures	8.33%	54.60	4,395,569
NYBOT Cotton DEC 23 Futures	1.51%	19.69	799,423
COMEX Gold FEB 24 Futures	15.96%	41.82	8,424,668
COMEX High Grade Copper MAR 24 Futures	5.10%	29.21	2,691,619
NYMEX Heating Oil JAN 24 Futures	2.04%	8.98	1,077,287
NYBOT Coffee MAR 24 Futures	2.98%	25.40	1,570,595
KCBOT Kansas Wheat MAR 24 Futures	1.40%	23.00	737,444

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Commodity Return Strategy Fund
Consolidated Schedule of Investments (continued)
October 31, 2023

Commodity Name	Weight	Quantity(1)	10/31/23 Value(1)
CME Live Cattle DEC 23 Futures	4.06%	29.18	$2,142,128
ICE Brent Crude Oil JAN 24 Futures	7.71%	47.88	4,070,700
ICE Gas Oil JAN 24 Futures	2.71%	17.08	1,429,977
CME Lean Hogs FEB 24 Futures	1.59%	28.06	840,446
LME Aluminium MAR 24 Futures	4.17%	38.77	2,199,257
LME Nickel MAR 24 Futures	1.88%	9.06	993,606
LME Lead MAR 24 Futures	0.92%	9.33	487,891
LME Zinc MAR 24 Futures	2.42%	20.99	1,278,099
NYMEX Nat Gas JAN 24 Futures	9.40%	130.06	4,959,093
NYMEX Unleaded Gasoline JAN 24 Futures	2.14%	12.15	1,128,778
CBOT Soybeans JAN 24 Futures	5.31%	42.78	2,803,029
NYBOT Sugar MAR 24 Futures	3.70%	64.33	1,951,726
COMEX Silver MAR 24 Futures	4.38%	19.84	2,310,465
CBOT Soy Meal JAN 24 Futures	3.24%	40.85	1,707,509
CBOT Wheat MAR 24 Futures	2.15%	38.84	1,136,581

(1)  Amounts represent quantity and value of index components as they relate specifically to the Fund's swap position as of October 31, 2023.

(c)  The index seeks to provide exposure to a diversified group of commodities, inclusive of energy, livestock and meat, agricultural and metals. The Fund has indirect exposure to all of the below underlying positions that make up the custom index. When applicable, the table is limited to the largest 50 positions (based on absolute market value) and any other position where the notional value for the position exceeds 1% of the notional value of the index.

Commodity Name	Weight	Quantity(1)	10/31/23 Value(1)
LME Aluminium MAR 24 Futures	4.17%	44.06	$2,499,540
ICE Brent Crude Oil JAN 24 Futures	7.71%	54.36	4,621,451
CBOT Bean Oil MAR 24 Futures	2.68%	53.06	1,606,419
NYMEX WTI Crude Oil JAN 24 Futures	8.33%	62.03	4,993,085
NYBOT Coffee MAR 24 Futures	2.98%	28.89	1,786,242
CBOT Corn MAR 24 Futures	4.21%	102.37	2,523,516
NYBOT Cotton MAR 24 Futures	1.53%	21.96	917,097
COMEX High Grade Copper MAR 24 Futures	5.10%	33.17	3,056,991
ICE Gas Oil MAR 24 Futures	2.71%	19.77	1,624,401
NYMEX Heating Oil MAR 24 Futures	2.04%	10.52	1,222,796
CME Live Cattle FEB 24 Futures	4.06%	32.95	2,433,605
CME Lean Hogs FEB 24 Futures	1.59%	31.82	953,062
NYMEX Nat Gas MAR 24 Futures	9.46%	163.51	5,670,419
LME Nickel MAR 24 Futures	1.88%	10.27	1,126,891
LME Lead MAR 24 Futures	0.92%	10.55	551,457
NYMEX Unleaded Gasoline JAN 24 Futures	2.14%	13.81	1,282,737

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Commodity Return Strategy Fund
Consolidated Schedule of Investments (continued)
October 31, 2023

Commodity Name	Weight	Quantity(1)	10/31/23 Value(1)
CBOT Soy Meal MAR 24 Futures	3.19%	47.00	$1,912,118
CBOT Soybeans MAR 24 Futures	5.31%	48.05	3,182,867
NYBOT Sugar MAY 24 Futures	3.69%	76.78	2,211,823
KCBOT Kansas Wheat MAR 24 Futures	1.40%	26.17	839,174
CBOT Wheat MAR 24 Futures	2.15%	44.04	1,288,732
COMEX Silver MAR 24 Futures	4.38%	22.54	2,625,416
COMEX Gold FEB 24 Futures	15.95%	47.49	9,560,590
LME Zinc MAR 24 Futures	2.42%	23.82	1,450,572

(1)  Amounts represent quantity and value of index components as they relate specifically to the Fund's swap position as of October 31, 2023.

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Commodity Return Strategy Fund
Consolidated Statement of Assets and Liabilities
October 31, 2023

Assets
Investments at value (Cost $1,242,792,930) (Note 2)	$1,213,923,077
Cash segregated at brokers for swap contracts (Note 2)	7,603,656
Interest receivable	10,554,967
Unrealized appreciation on open swap contracts (Note 2)	3,488,287
Receivable for Fund shares sold	877,421
Variation margin receivable on futures contracts (Note 2)	239,805
Prepaid expenses	84,766
Total assets	1,236,771,979
Liabilities
Investment advisory fee payable (Note 3)	786,887
Administrative services fee payable (Note 3)	42,944
Shareholder servicing/Distribution fee payable (Note 3)	12,185
Cash received from brokers for futures contracts	108,466
Payable for investments purchased	4,301,473
Payable for Fund shares redeemed	1,740,027
Trustees' fee payable	17,353
Accrued expenses	533,905
Total liabilities	7,543,240
Net Assets
Capital stock, $.001 par value (Note 6)	52,761
Paid-in capital (Note 6)	1,619,480,790
Total distributable earnings (loss)	(390,304,812)
Net assets	$1,229,228,739
I Shares
Net assets	$1,191,553,919
Shares outstanding	51,047,135
Net asset value, offering price and redemption price per share	$23.34
A Shares
Net assets	$31,251,048
Shares outstanding	1,392,896
Net asset value and redemption price per share	$22.44
Maximum offering price per share (net asset value/(1-4.75%))	$23.55
C Shares
Net assets	$6,423,772
Shares outstanding	321,122
Net asset value and offering price per share	$20.00

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Commodity Return Strategy Fund
Consolidated Statement of Operations
For the Year Ended October 31, 2023

Investment Income
Interest	$71,975,895
Securities lending (net of rebates)	40,047
Total investment income	72,015,942
Expenses
Investment advisory fees (Note 3)	9,652,509
Administrative services fees (Note 3)	263,273
Shareholder servicing/Distribution fees (Note 3)
Class A	85,722
Class C	75,975
Transfer agent fees	2,454,537
Printing fees	259,400
Custodian fees	150,093
Registration fees	140,812
Legal fees	119,141
Trustees' fees	77,195
Audit and tax fees	62,214
Insurance expense	51,411
Commitment fees (Note 4)	16,012
Miscellaneous expense	37,455
Total expenses	13,445,749
Less: fees waived and expenses reimbursed (Note 3)	(195,903)
Net expenses	13,249,846
Net investment income	58,766,096
Net Realized and Unrealized Gain (Loss) from Investments, Futures Contracts and Swap Contracts
Net realized loss from investments	(83,980,332)
Net realized loss from futures contracts	(47,197,615)
Net realized loss from swap contracts	(67,145,610)
Net change in unrealized appreciation (depreciation) from investments	16,187,103
Net change in unrealized appreciation (depreciation) from futures contracts	(8,055,449)
Net change in unrealized appreciation (depreciation) from swap contracts	15,770,524
Net realized and unrealized loss from investments, futures contracts and swap contracts	(174,421,379)
Net decrease in net assets resulting from operations	$(115,655,283)

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Commodity Return Strategy Fund
Consolidated Statements of Changes in Net Assets

	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022
From Operations
Net investment income	$58,766,096	$9,325,019
Net realized gain (loss) from investments, futures contracts and swap contracts	(198,323,557)	278,787,082
Net change in unrealized appreciation (depreciation) from investments, futures contracts and swap contracts	23,902,178	(45,005,925)
Net increase (decrease) in net assets resulting from operations	(115,655,283)	243,106,176
From Distributions
From distributable earnings
Class I	(204,653,550)	(735,450,246)
Class A	(3,915,282)	(14,419,738)
Class C	(980,264)	(2,594,239)
Net decrease in net assets resulting from distributions	(209,549,096)	(752,464,223)
From Capital Share Transactions (Note 6)
Proceeds from sale of shares	611,550,150	1,229,274,698
Reinvestment of distributions	133,369,450	439,535,221
Net asset value of shares redeemed	(1,416,492,902)	(1,231,159,263)
Net increase (decrease) in net assets from capital share transactions	(671,573,302)	437,650,656
Net decrease in net assets	(996,777,681)	(71,707,391)
Net Assets
Beginning of year	2,226,006,420	2,297,713,811
End of year	$1,229,228,739	$2,226,006,420

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Commodity Return Strategy Fund
Consolidated Financial Highlights
(For a Class I Share of the Fund Outstanding Throughout Each Year)

	For the Year Ended October 31,
	2023	2022	2021[1]	2020[1]	2019[1]
Per share data
Net asset value, beginning of year	$27.28	$36.29	$25.32	$27.24	$28.50
INVESTMENT OPERATIONS
Net investment income (loss)[2]	0.88	0.12	(0.19)	0.06	0.42
Net gain (loss) from investments, futures contracts and swap contracts (both realized and unrealized)	(2.00)	2.79	11.16	(1.86)	(1.32)
Total from investment operations	(1.12)	2.91	10.97	(1.80)	(0.90)
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income	(2.82)	(11.92)	—	(0.06)	(0.36)
Return of capital	—	—	—	(0.06)	—
Total dividends and distributions	(2.82)	(11.92)	—	(0.12)	(0.36)
Net asset value, end of year	$23.34[3]	$27.28	$36.29	$25.32	$27.24
Total return[4]	(4.40)%	12.41%	43.33%	(6.70)%	(3.13)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$1,191,554	$2,175,955	$2,249,942	$1,442,691	$1,634,169
Ratio of net expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.78%
Ratio of net investment income (loss) to average net assets	3.60%	0.41%	(0.59)%	0.20%	1.62%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.01%	0.01%	0.02%	0.04%	—%
Portfolio turnover rate[5]	46%	68%	22%	215%	130%

1  A one for six reverse share split, effective October 15, 2021, has been retroactively applied. See Note 6 in the Notes to Financial Statements.

2  Per share information is calculated using the average shares outstanding method.

3  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon net asset values may differ from the net asset values and returns for shareholder transactions.

4  Total returns are historical and include change in share price and reinvestment of all distributions.

5  Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Commodity Return Strategy Fund
Consolidated Financial Highlights
(For a Class A Share of the Fund Outstanding Throughout Each Year)

	For the Year Ended October 31,
	2023	2022	2021[1]	2020[1]	2019[1]
Per share data
Net asset value, beginning of year	$26.32	$35.37	$24.72	$26.64	$27.84
INVESTMENT OPERATIONS
Net investment income (loss)[2]	0.79	0.04	(0.26)	(0.00)[3]	0.36
Net gain (loss) from investments, futures contracts and swap contracts (both realized and unrealized)	(1.91)	2.68	10.91	(1.86)	(1.26)
Total from investment operations	(1.12)	2.72	10.65	(1.86)	(0.90)
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income	(2.76)	(11.77)	—	(0.00)[3]	(0.30)
Return of capital	—	—	—	(0.06)	—
Total dividends and distributions	(2.76)	(11.77)	—	(0.06)	(0.30)
Net asset value, end of year	$22.44[4]	$26.32	$35.37	$24.72	$26.64
Total return[5]	(4.58)%	12.09%	43.08%	(6.97)%	(3.24)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$31,251	$40,894	$40,693	$32,422	$44,469
Ratio of net expenses to average net assets	1.05%	1.05%	1.05%	1.05%	1.03%
Ratio of net investment income (loss) to average net assets	3.41%	0.14%	(0.84)%	(0.02)%	1.38%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.01%	0.01%	0.02%	0.04%	—%
Portfolio turnover rate[6]	46%	68%	22%	215%	130%

1  A one for six reverse share split, effective October 15, 2021, has been retroactively applied. See Note 6 in the Notes to Financial Statements.

2  Per share information is calculated using the average shares outstanding method.

3  This amount represents less than $0.01 per share.

4  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon net asset values may differ from the net asset values and returns for shareholder transactions.

5  Total returns are historical and include change in share price, reinvestment of all distributions and no sales charge.

6  Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Commodity Return Strategy Fund
Consolidated Financial Highlights
(For a Class C Share of the Fund Outstanding Throughout Each Year)

	For the Year Ended October 31,
	2023	2022	2021[1]	2020[1]	2019[1]
Per share data
Net asset value, beginning of year	$23.75	$32.83	$23.16	$25.02	$26.22
INVESTMENT OPERATIONS
Net investment income (loss)[2]	0.55	(0.14)	(0.46)	(0.18)	0.18
Net gain (loss) from investments, futures contracts and swap contracts (both realized and unrealized)	(1.72)	2.40	10.13	(1.68)	(1.26)
Total from investment operations	(1.17)	2.26	9.67	(1.86)	(1.08)
LESS DIVIDENDS
Dividends from net investment income	(2.58)	(11.34)	—	—	(0.12)
Total dividends	(2.58)	(11.34)	—	—	(0.12)
Net asset value, end of year	$20.00[3]	$23.75	$32.83	$23.16	$25.02
Total return[4]	(5.35)%	11.28%	41.75%	(7.43)%	(4.23)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$6,424	$9,157	$7,079	$2,694	$3,374
Ratio of net expenses to average net assets	1.80%	1.80%	1.80%	1.80%	1.78%
Ratio of net investment income (loss) to average net assets	2.64%	(0.52)%	(1.60)%	(0.78)%	0.62%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.01%	0.01%	0.02%	0.04%	—%
Portfolio turnover rate[5]	46%	68%	22%	215%	130%

1  A one for six reverse share split, effective October 15, 2021, has been retroactively applied. See Note 6 in the Notes to Financial Statements.

2  Per share information is calculated using the average shares outstanding method.

3  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon net asset values may differ from the net asset values and returns for shareholder transactions.

4  Total returns are historical and include change in share price, reinvestment of all distributions and no sales charge.

5  Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Commodity Return Strategy Fund
Notes to Consolidated Financial Statements
October 31, 2023

Note 1. Organization

Credit Suisse Commodity Return Strategy Fund (the "Fund"), a series of Credit Suisse Commodity Strategy Funds (the "Trust"), a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified open-end management investment company that seeks total return that exceeds the return of its benchmark index, the Bloomberg Commodity Index Total Return (the "Index"). The Trust was organized under the laws of the State of Delaware as a statutory trust on May 18, 2004.

Credit Suisse Asset Management, LLC ("Credit Suisse" or the "Adviser"), the investment adviser to the Fund, is registered as an investment adviser with the Securities and Exchange Commission and as a Commodity Pool Operator with the Commodity Futures Trading Commission. The Fund intends to gain exposure to commodity derivatives through investing in a wholly-owned subsidiary, Credit Suisse Cayman Commodity Fund I, Ltd. (the "Subsidiary"), organized under the laws of the Cayman Islands. The Subsidiary invests in commodity-linked derivative instruments, such as swaps and futures. The Subsidiary may also invest in debt securities, some of which are intended to serve as margin or collateral for the Subsidiary's derivatives positions.

The Subsidiary is managed by the same portfolio managers that manage the Fund and the accompanying financial statements reflect the financial position of the Fund and the Subsidiary and the results of operations on a consolidated basis. The consolidated financial statements include portfolio holdings of the Fund and the Subsidiary and all intercompany transactions and balances have been eliminated. The Fund may invest up to 25% of its total assets in the Subsidiary. As of October 31, 2023, the Fund held $157,228,530 in the Subsidiary, representing 12.8% of the Fund's consolidated net assets. For the year ended October 31, 2023, the net realized loss on securities and other financial instruments held in the Subsidiary was $114,359,580.

Subsequent references to the Fund within the Notes to Consolidated Financial Statements collectively refer to the Fund and the Subsidiary, unless the context otherwise requires.

The Fund offers three classes of shares: Class I shares, Class A shares and Class C shares. Each class of shares represents an equal pro rata interest in the Fund, except the share classes bear different expenses. Class A shares are sold subject to a front-end sales charge of up to 4.75%. Class C shares are sold subject to a contingent deferred sales charge ("CDSC") of 1.00% if the shares are redeemed within the first year of purchase. Class I shares are sold without a

Credit Suisse Commodity Return Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2023

Note 1. Organization (continued)

sales charge. Effective June 30, 2021, Class C shares, upon the eight year anniversary of purchase, will convert to Class A shares.

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its consolidated financial statements. The policies are in accordance with generally accepted accounting principles in the United States of America ("GAAP"). The preparation of consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results could differ from those estimates. The Fund is considered an investment company for financial reporting purposes under GAAP and follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946 — Financial Services — Investment Companies.

A) SECURITY VALUATION — The Board of Trustees (the "Board") is responsible for the Fund's valuation process. The Board has delegated the supervision of the daily valuation process to the Adviser, who has established a Pricing Committee and a Pricing Group, which, pursuant to the policies adopted by the Board, are responsible for making fair valuation determinations and overseeing the Fund's pricing policies. The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. These pricing services generally price fixed income securities assuming orderly transactions of an institutional "round lot" size, but some trades occur in smaller "odd lot" sizes which may be effected at lower prices than institutional round lot trades. Structured note agreements are valued in accordance with a dealer-supplied valuation based on changes in the value of the underlying index. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on

Credit Suisse Commodity Return Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2023

Note 2. Significant Accounting Policies (continued)

which they are traded. Forward contracts are valued at the London closing spot rates and the London closing forward point rates on a daily basis. The currency forward contract pricing model derives the differential in point rates to the expiration date of the forward and calculates its present value. Over the counter derivative financial instruments, such as swap agreements, generally derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Investments in open-ended mutual funds are valued at the net asset value as reported on each business day and under normal circumstances. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Adviser, as the Board's valuation designee (as defined in Rule 2a-5 under the 1940 Act), in accordance with the Adviser's procedures. The Board oversees the Adviser in its role as valuation designee in accordance with the requirements of Rule 2a-5 under the 1940 Act. The Fund may utilize a service provided by an independent third party to fair value certain securities. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the Adviser to be unreliable, the market price may be determined by the Adviser using quotations from one or more brokers/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, these securities will be fair valued in good faith by the Pricing Group, in accordance with procedures established by the Adviser.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Credit Suisse Commodity Return Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2023

Note 2. Significant Accounting Policies (continued)

GAAP established a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at each measurement date. These inputs are summarized in the three broad levels listed below:

•  Level 1  –  quoted prices in active markets for identical investments

•  Level 2  –  other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3  –  significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2023 in valuing the Fund's assets and liabilities carried at fair value:

Assets	Level 1	Level 2	Level 3	Total
Investments in Securities
Commodity Indexed Structured Notes	$—	$198,730,303	$—	$198,730,303
United States Agency Obligations	—	296,762,101	—	296,762,101
United States Treasury Obligations	—	697,269,033	—	697,269,033
Short-term Investments	21,161,640	—	—	21,161,640
	$21,161,640	$1,192,761,437	$—	$1,213,923,077
Other Financial Instruments*
Futures Contracts	$5,131,625	$—	$—	$5,131,625
Swap Contracts	—	3,488,287	—	3,488,287
	5,131,625	3,488,287	—	8,619,912
Liabilities
Other Financial Instruments*
Futures Contracts	$6,809,611	$—	$—	$6,809,611

*  Other financial instruments include unrealized appreciation (depreciation) on futures and swap contracts.

For the year ended October 31, 2023, there were no transfers between Level 2 and Level 3. All transfers, if any, are assumed to occur at the end of the reporting period.

B) DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES — The Fund has adopted a derivatives risk management program pursuant to Rule 18f-4 under the 1940 Act in order to assess and manage the Fund's derivatives risk, taking into account the Fund's derivatives transactions and how these transactions interact with the Fund's other investments. Because the Fund engages in derivatives transactions beyond a certain amount in order

Credit Suisse Commodity Return Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2023

Note 2. Significant Accounting Policies (continued)

to pursue its investment objectives and policies, the Fund is required to comply with value at risk ("VaR") based limits on its leverage risk. The Fund adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that a fund disclose (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for and (c) how derivative instruments and related hedging activities affect a fund's financial position, financial performance and cash flows. For the year ended October 31, 2023, the Fund's derivatives did not qualify for hedge accounting as they are held at fair value.

The following table presents the fair value and the location of derivatives within the Consolidated Statement of Assets and Liabilities at October 31, 2023 and the effect of these derivatives on the Consolidated Statement of Operations for the year ended October 31, 2023.

Primary Underlying Risk	Derivative Assets(1)	Derivative Liabilities(1)	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Commodity price
Futures contracts(2)	$5,131,625	$6,809,611	$(47,197,615)	$(8,055,449)
Total return swap contracts	3,488,287	—	(67,145,610)	15,770,524
	$8,619,912	$6,809,611	$(114,343,225)	$7,715,075

(1)  Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

(2)  Includes cumulative appreciation (depreciation) of futures contracts as reported in the Consolidated Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Consolidated Statement of Assets and Liabilities.

The notional amount of futures contracts and swap contracts open at October 31, 2023 is reflected in the Consolidated Schedule of Investments. For the year ended October 31, 2023, the Fund held average monthly notional values of $453,724,277, $79,411,429 and $488,364,962 in long futures contracts, short futures contracts and swap contracts, respectively.

The Fund is a party to International Swap and Derivatives Association, Inc. ("ISDA") Master Agreements ("Master Agreements") with certain counterparties that govern over-the-counter derivative (including total return, credit default and interest rate swaps) and foreign exchange contracts entered into by the Fund. The Master Agreements may contain provisions regarding, among other things, the parties' general obligations, representations, agreements, collateral requirements, events of default and early termination. Termination events applicable to the Fund may occur upon a decline in the Fund's net assets below a specified threshold over a certain period of time.

Credit Suisse Commodity Return Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2023

Note 2. Significant Accounting Policies (continued)

The following table presents by counterparty the Fund's derivative assets, net of related collateral held by the Fund, at October 31, 2023:

Counterparty	Gross Amount of Assets Presented in the Consolidated Statement of Assets and Liabilities(a)	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets
Bank of America	$807,722	$—	$—	$—	$807,722
Goldman Sachs	715,558	—	—	—	715,558
JPMorgan Chase	367,019	—	—	—	367,019
Macquarie Bank Ltd.	992,351	—	—	—	992,351
Societe Generale	605,637	—	—	—	605,637
	$3,488,287	$—	$—	$—	$3,488,287

(a)  Swap contracts are included.

C) SECURITY TRANSACTIONS AND INVESTMENT INCOME/EXPENSE — Security transactions are accounted for on a trade date basis. Interest income/expense is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Dividend income/expense is recorded on the ex-dividend date. Certain expenses are class-specific expenses, vary by class and are charged only to that class. Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of the outstanding shares of that class. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income, if any, are declared and paid quarterly. Distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Dividends and distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

E) FEDERAL AND OTHER TAXES — No provision is made for federal taxes as it is the Fund's intention to continue to qualify as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the

Credit Suisse Commodity Return Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2023

Note 2. Significant Accounting Policies (continued)

"Code"), and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.

In order to qualify as a RIC under the Code, the Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. One of these requirements is that the Fund derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities or currencies or net income derived from interests in certain publicly-traded partnerships ("Qualifying Income").

The Fund may invest in structured notes designed to track the performance of the Index. The Fund may, through its investment in the Subsidiary, invest in commodity-linked swaps and/or futures contracts.

If the Fund is unable to ensure continued qualification as a RIC, the Fund may be required to change its investment objective, policies or techniques, or may be liquidated. If the Fund fails to qualify as a RIC, the Fund will be subject to federal income tax on its net income and capital gains at regular corporate rates (without reduction for distributions to shareholders). If the Fund were to fail to qualify as a RIC and become subject to federal income tax, shareholders of the Fund would be subject to the risk of diminished returns.

The Fund adopted the authoritative guidance for uncertainty in income taxes and recognizes a tax benefit or liability from an uncertain position only if it is more likely than not that the position is sustainable based solely on its technical merits and consideration of the relevant taxing authority's widely understood administrative practices and procedures. The Fund has reviewed its current tax positions and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

F) CASH — The Fund's uninvested cash balance is held in an interest bearing variable rate demand deposit account at State Street Bank and Trust Company ("SSB"), the Fund's custodian.

G) FUTURES — The Fund may enter into futures contracts to the extent permitted by its investment policies and objectives. The Fund may use futures

Credit Suisse Commodity Return Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2023

Note 2. Significant Accounting Policies (continued)

contracts to gain exposure to or hedge against changes in commodities. Upon entering into a futures contract, the Fund is required to deposit cash and/or pledge U.S. Government securities as initial margin with a Futures Commission Merchant ("FCM"). Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Fund each day (daily variation margin) and are recorded as unrealized gains or losses in the Consolidated Statement of Operations until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. Risks of entering into futures contracts for hedging purposes include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. Futures have minimal counterparty credit risk because futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. In addition, the purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit and subsequent payments may be required for a futures transaction. The Fund's open futures contracts are disclosed in the Consolidated Schedule of Investments. At October 31, 2023, the amount of restricted cash received from brokers related to open futures contracts was $108,466.

The Commodity Exchange Act requires an FCM to segregate all customer transactions and assets from the FCM's proprietary activities. A customer's cash and other equity deposited with an FCM are considered commingled with all other customer funds subject to the FCM's segregation requirements. In the event of an FCM's insolvency, recovery may be limited to the Fund's pro-rata share of segregated customer funds available. It is possible that the recovery amount could be less than the total of cash and other equity deposited.

H) SWAPS — The Fund may enter into commodity index swaps either for hedging purposes or to seek to increase total return. A swap contract is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset or notional principal amount. The Fund will enter into swap contracts only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The extent of the

Credit Suisse Commodity Return Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2023

Note 2. Significant Accounting Policies (continued)

Fund's exposure to credit and counterparty risks is the discounted net value of the cash flows to be received from the counterparty over the contract's remaining life, to the extent that the amount is positive. These risks are mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty. Therefore, the Fund considers the creditworthiness of each counterparty as well as the amounts posted by the counterparty pursuant to the master netting agreement to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index.

The Fund may enter into total return swap contracts, involving commitments to pay interest in exchange for a market-linked return, both based on notional amounts. The Fund may invest in total return swap contracts for hedging purposes or to seek to increase total return. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

The Fund records unrealized gains or losses on a daily basis representing the value and the current net receivable or payable relating to open swap contracts. Net amounts received or paid on the swap contract are recorded as realized gains or losses. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation from swap contracts. Realized gains and losses from terminated swaps are included in net realized gains/losses from swap contracts. The Fund's open swap contracts are disclosed in the Consolidated Schedule of Investments. At October 31, 2023, the amount of restricted cash held at brokers related to open swap contracts was $7,603,656.

I) COMMODITY INDEXED STRUCTURED NOTES — The Fund may invest in structured notes whose value is based on the price movements of the Index. The structured notes are often leveraged, increasing the volatility of each note's value relative to the change in the underlying linked financial instrument. The value of these notes will rise and fall in response to changes in the Index. Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the underlying commodity index. Structured notes may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities. Fluctuations in the value of the structured notes are recorded as

Credit Suisse Commodity Return Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2023

Note 2. Significant Accounting Policies (continued)

unrealized gains and losses in the accompanying financial statements. Payments are recorded as interest income. These notes are subject to prepayment, credit and interest rate risks. The Fund has the option to request prepayment from the issuer. At maturity, or when a note is sold, the Fund records a realized gain or loss. At October 31, 2023, the value of these securities comprised 16.2% of the Fund's net assets and resulted in unrealized depreciation of $23,269,697.

J) SECURITIES LENDING — The initial collateral received by the Fund is required to have a value of at least 102% of the market value of domestic securities on loan (including any accrued interest thereon) and 105% of the market value of foreign securities on loan (including any accrued interest thereon). The collateral is maintained thereafter at a value equal to at least 102% of the current market value of the securities on loan. The market value of loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. Cash collateral received by the Fund in connection with securities lending activity may be pooled together with cash collateral for other funds/portfolios advised by Credit Suisse and may be invested in a variety of investments, including funds advised by SSB, the Fund's securities lending agent, or money market instruments. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

SSB has been engaged by the Fund to act as the Fund's securities lending agent. At October 31, 2023, the Fund had no securities out on loan.

The Fund's securities lending arrangement provides that the Fund and SSB will share the net income earned from securities lending activities. Securities lending income is accrued as earned. For the year ended October 31, 2023, total earnings received in connection with securities lending arrangements was $378,239, of which $324,843 was rebated to borrowers (brokers). The Fund retained $40,047 in income, and SSB, as lending agent, was paid $13,349.

K) OTHER — In the normal course of business, the Fund trades financial instruments and enters into financial transactions for which risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Fund may be exposed to counterparty risk, including with respect to securities lending, or the risk that an institution or other entity with which the Fund has

Credit Suisse Commodity Return Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2023

Note 2. Significant Accounting Policies (continued)

unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the consolidated financial statements. Financial assets, which potentially expose the Fund to credit risk, consist principally of cash due from counterparties and investments. The extent of the Fund's exposure to credit and counterparty risks in respect to these financial assets approximates their carrying value as recorded in the Fund's Consolidated Statement of Assets and Liabilities.

Note 3. Transactions with Affiliates and Related Parties

Credit Suisse serves as investment adviser and co-administrator for the Fund. For its investment advisory and administration services, Credit Suisse is entitled to receive a fee from the Fund at an annualized rate of 0.59% of the Fund's average daily net assets. For the year ended October 31, 2023, investment advisory and administration fees earned and fees waived/expenses reimbursed by Credit Suisse were $9,652,509 and $195,903, respectively. Credit Suisse has contractually agreed to limit expenses so that the Fund's annual operating expenses do not exceed 0.80% of the Fund's average daily net assets for Class I shares, 1.05% of the Fund's average daily net assets for Class A shares, and 1.80% of the Fund's average daily net assets for Class C shares. The Fund is authorized to reimburse Credit Suisse for management fees previously waived and/or for expenses previously paid by Credit Suisse, provided, however, that any reimbursement must be paid at a date not more than thirty-six months following the applicable month during which such fees were waived or expenses were paid by Credit Suisse and the reimbursement does not cause the applicable class's aggregate expenses, on an annualized basis, to exceed either (i) the applicable expense limitation in effect at the time such fees were waived or such expenses were paid by Credit Suisse or (ii) the applicable expense limitation in effect at the time of such reimbursement. This contract may not be terminated before February 28, 2025. For the year ended October 31, 2023, Credit Suisse recouped $341,619 ($331,139 in Class I, $8,673 in Class A and $1,807 in Class C) of previously waived fees and expense reimbursements. For the year ended October 31, 2023, the fees waived/expenses reimbursed by Credit Suisse was $537,522. The net fees waived/expenses reimbursed for the year ended October 31, 2023 was $195,903.

Credit Suisse Commodity Return Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2023

Note 3. Transactions with Affiliates and Related Parties (continued)

The amounts waived and reimbursed by Credit Suisse, which are available for potential future recoupment by Credit Suisse, and the expiration schedule at October 31, 2023 are as follows:

	Fee waivers/expense reimbursements subject to repayment	Expires October 31, 2024	Expires October 31, 2025	Expires October 31, 2026
Class I	$1,237,703	$410,222	$303,691	$523,790
Class A	25,401	8,438	5,745	11,218
Class C	4,747	968	1,265	2,514
Totals	$1,267,851	$419,628	$310,701	$537,522

Credit Suisse Securities (USA) LLC ("CSSU"), an affiliate of Credit Suisse, serves as the distributor of the Fund's shares. Pursuant to a distribution plan adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act, CSSU receives fees for its distribution services. These fees are calculated at an annual rate of 0.25% of the average daily net assets of the Class A shares. For the Class C shares, the fee is calculated at an annual rate of 1.00% of the average daily net assets. For the year ended October 31, 2023, the Fund paid Rule 12b-1 distribution fees of $85,722 for Class A shares and $75,975 for Class C shares. Class I shares are not subject to Rule 12b-1 distribution fees.

For the year ended October 31, 2023, CSSU and its affiliates advised the Fund that they retained $973 from commissions earned on the sale of the Fund's Class A shares. There were no commissions earned on the sale of Class C shares.

Note 4. Line of Credit

The Fund, together with other funds/portfolios advised by Credit Suisse (collectively, the "Participating Funds"), participates in a committed, unsecured line of credit facility ("Credit Facility"), with SSB in an aggregated amount of $125 million for temporary or emergency purposes under a first-come, first-served basis. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at either the Federal Funds Effective rate or the Overnight Bank Funding rate plus a spread. At October 31, 2023 and for the year ended October 31, 2023, the Fund had no borrowings outstanding under the Credit Facility.

Credit Suisse Commodity Return Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2023

Note 5. Purchases and Sales of Securities

For the year ended October 31, 2023, purchases and sales of investment securities (excluding short-term investments) and U.S. Government and Agency Obligations were as follows:

Investment Securities		U.S. Government/ Agency Obligations
Purchases	Sales	Purchases	Sales
$222,000,000	$126,653,960	$485,316,577	$1,396,457,241

Note 6. Capital Share Transactions

The Fund is authorized to issue an unlimited number of full and fractional shares of beneficial interest, $0.001 par value per share. The Fund offers Class I, Class A and Class C shares. Transactions in capital shares for each class of the Fund were as follows:

	Class I
	For the Year Ended October 31, 2023		For the Year Ended October 31, 2022
	Shares	Value	Shares	Value
Shares sold	24,526,481	$603,364,296	41,681,968	$1,204,281,125
Shares issued in reinvestment of distributions	5,235,366	129,008,846	16,585,041	424,717,456
Shares redeemed	(58,483,118)	(1,398,616,448)	(40,497,457)	(1,205,313,367)
Net increase (decrease)	(28,721,271)	$(666,243,306)	17,769,552	$423,685,214
	Class A
	For the Year Ended October 31, 2023		For the Year Ended October 31, 2022
	Shares	Value	Shares	Value
Shares sold	330,202	$7,731,984	710,578	$20,859,990
Shares issued in reinvestment of distributions	147,410	3,483,438	503,867	12,470,675
Shares redeemed	(638,143)	(15,239,505)	(811,547)	(23,475,674)
Net increase (decrease)	(160,531)	$(4,024,083)	402,898	$9,854,991
	Class C
	For the Year Ended October 31, 2023		For the Year Ended October 31, 2022
	Shares	Value	Shares	Value
Shares sold	21,185	$453,871	155,995	$4,133,583
Shares issued in reinvestment of distributions	41,376	877,165	104,243	2,347,090
Shares redeemed	(127,026)	(2,636,949)	(90,289)	(2,370,222)
Net increase (decrease)	(64,465)	$(1,305,913)	169,949	$4,110,451

Credit Suisse Commodity Return Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2023

Note 6. Capital Share Transactions (continued)

On August 18, 2021, reverse share splits were announced for each class of the Fund, pursuant to which shareholders received one share in exchange for every six shares of the Fund.

The reverse share splits were effective October 15, 2021. The reverse splits reduced the number of outstanding shares of each class of the Fund and proportionately increased the net asset value ("NAV") per share of each class of the Fund such that the market value of the Fund's shares will remain the same. The reverse share splits applied the same ratio to each class of shares of the Fund. A reverse share split does not alter the rights or total value of a shareholder's investment in the Fund, nor will it be a taxable event for Fund investors.

The Capital Share Transactions and Financial Highlights prior to October 15, 2021 for the Fund has been adjusted to reflect the reverse share split.

On October 31, 2023, the number of shareholders that held 5% or more of the outstanding shares of each class of the Fund was as follows:

	Number of Shareholders	Approximate Percentage of Outstanding Shares
Class I	4	76%
Class A	5	68%
Class C	6	87%

The Fund's performance may be negatively impacted in the event one or more of the Fund's greater than 5% shareholders were to redeem at a given time. Some of the shareholders may be omnibus accounts, which hold shares on behalf of individual shareholders.

Note 7. Income Tax Information and Distributions to Shareholders

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The tax character of distributions paid by the Fund during the year ended October 31, 2023 and 2022, respectively, was as follows:

Ordinary Income
2023	2022
$209,549,096	$752,464,223

The tax basis components of distributable earnings differ from book basis by temporary book/tax differences. These differences are primarily due to differing treatments of premium amortization accruals, and Subsidiary adjustments.

Credit Suisse Commodity Return Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2023

Note 7. Income Tax Information and Distributions to Shareholders (continued)

At October 31, 2023, the components of distributable earnings on a tax basis were as follows:

Accumulated net realized loss	$(362,024,021)
Undistributed ordinary income	2,246,679
Unrealized depreciation	(30,527,470)
$(390,304,812)

At October 31, 2023, the Fund had $241,487,087 of unlimited short-term capital loss carryforwards and $120,536,934 of unlimited long-term capital loss carryforwards available to offset possible future capital gains.

At October 31, 2023, the cost and net unrealized appreciation (depreciation) of investments and derivatives for income tax purposes were as follows:

Cost of Investments	$1,246,260,848
Unrealized appreciation	$11,534,418
Unrealized depreciation	(42,061,888)
Net unrealized appreciation (depreciation)	$(30,527,470)

To adjust for current period permanent book/tax differences which arose principally from differing book/tax treatment of premium amortization accruals, equalization distributions, and Subsidiary cumulative income/loss, paid-in capital was charged $94,331,532 and distributable earnings/loss was credited $94,331,532. Net assets were not affected by this reclassification.

Note 8. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 9. UBS Merger

On June 12, 2023 (the "Closing Date"), Credit Suisse Group AG ("CS Group") merged with and into UBS Group AG, a global financial services company ("UBS Group"), with UBS Group remaining as the surviving company (the "Transaction"), pursuant to a definitive merger agreement signed on March 19, 2023. CS Group was the ultimate parent company of Credit Suisse, the Fund's

Credit Suisse Commodity Return Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2023

Note 9. UBS Merger (continued)

investment manager. As a result of the Transaction, Credit Suisse is now an indirect wholly-owned subsidiary of UBS Group.

The closing of the Transaction was deemed to result in an assignment of the Fund's investment advisory agreement with Credit Suisse (the "Prior Advisory Agreement"), resulting in its automatic termination as of the Closing Date. Prior to the Closing Date, the Board of the Fund approved a new investment advisory agreement with Credit Suisse (the "New Advisory Agreement"), which was then approved by shareholders at a joint special meeting of shareholders of the Fund and the other Credit Suisse funds held on August 24, 2023. In addition, prior to the Closing Date, the Board of the Fund approved an interim investment advisory agreement with Credit Suisse (the "Interim Advisory Agreement"). The Interim Advisory Agreement did not require shareholder approval. The Interim Advisory Agreement took effect upon the Closing Date when the Prior Advisory Agreement was deemed to have terminated, so that Credit Suisse could continue to manage the Fund following the Closing Date. The Interim Advisory Agreement terminated upon the shareholder approval of the corresponding New Advisory Agreement. The Interim Advisory Agreement contained the same terms and conditions as the corresponding Prior Advisory Agreement except for the effective and termination dates, the termination and escrow provisions required by Rule 15a-4 under the 1940 Act and certain non-material changes. During the period that the Interim Advisory Agreement was in effect, Credit Suisse's advisory fees were held in an interest-bearing escrow account, pursuant to Rule 15a-4.

In addition, on June 7, 2023, Credit Suisse and certain of its affiliates filed an application (the "Application") for a waiver from disqualification under Section 9(a) of the 1940 Act from serving as investment adviser to registered investment companies, including the Fund, in connection with a consent order and final judgment (the "Consent Judgment") filed in New Jersey Superior Court on October 24, 2022. The Consent Judgment was entered against certain of Credit Suisse's affiliates, but did not involve the Fund or the services that Credit Suisse and its affiliates provided to the Fund. Because Credit Suisse is an affiliate of the entities subject to the Consent Judgment, it could also be subject to disqualification under Section 9(a), despite not being involved in the conduct underlying the Consent Judgment. As requested in the Application, the SEC granted a temporary waiver from Section 9(a) to Credit Suisse and its affiliates, as well as to UBS Group and its affiliates ("UBS"), on June 7, 2023. The temporary waiver became effective on the Closing Date. Credit Suisse and

Credit Suisse Commodity Return Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2023

Note 9. UBS Merger (continued)

certain of its affiliates also applied for a permanent order, which the SEC granted on July 5, 2023. The permanent order grants (i) a time-limited exemption from Section 9(a) (the "Time-Limited Exemption"), which enables Credit Suisse to provide investment advisory services to the Fund until the 12-month anniversary of the Closing Date (by which point such services are anticipated to be transitioned to one or more UBS asset management affiliates), and (ii) a permanent exemption from Section 9(a) for UBS.

No changes to the investment objective, principal investment strategies and policies, principal risks, fundamental and non-fundamental investment policies, or portfolio managers ("Fund-specific changes") (other than potential personnel changes outside of Credit Suisse's control) of the Fund are currently contemplated as a result of the Transaction or the Time-Limited Exemption. Although no Fund-specific changes are currently contemplated as a result of the Transaction, shareholders should note that Credit Suisse is expected to transition the investment advisory services that its currently provides to the Fund to one or more registered investment advisers affiliated with UBS on or prior to June 12, 2024 (the "UBS Transition"). In connection with, or following the completion of, the UBS Transition, it is possible that there could be Fund-specific changes. In addition, subject to Board approval, one or more Fund service providers may change prior to the expiration of the Time-Limited Exemption in connection with the UBS Transition. However, the exact structure and timing of the UBS Transition and Fund-specific changes (if any) related to the UBS Transition have not yet been finalized. It is expected that any Fund-specific changes related to the UBS Transition will be implemented without shareholder approval except to the extent such approvals are required under the federal securities laws. Shareholders of the Fund will be promptly notified of any material Fund-specific changes.

Note 10. Subsequent Events

On December 13, 2023, the U.S. Securities and Exchange Commission (the "SEC") entered an administrative cease and desist order (the "Order") against Credit Suisse Securities (USA) LLC ("CSSU") and two affiliated Credit Suisse entities (collectively, the Credit Suisse Entities) alleging in the Order that the Credit Suisse Entities were ineligible to provide underwriting and investment advisory services to registered investment companies, including the Fund, during the period from October 24, 2022 to June 7, 2023 in violation of Section 9(a) of the Investment Company Act of 1940 (the "1940 Act") as a result

Credit Suisse Commodity Return Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2023

of a consent order and final judgment (the "Consent Judgment") entered against CSSU in New Jersey Superior Court on October 24, 2022 involving the sale of mortgage-backed securities approximately fifteen years ago. The Consent Judgment did not involve registered investment companies or the services that the Credit Suisse Entities provided to registered investments companies or the Fund. Without admitting or denying the findings in the SEC's Order, the Credit Suisse Entities agreed to pay$10,080,220 in disgorgement, prejudgment interest and civil penalties and agree to cease and desist from committing or causing any violations or any future violations of Section 9(a) of the 1940 Act.

On October 24, 2022, as noted above, the Superior Court of New Jersey entered a Consent Judgement that resolved a case alleging that CSSU violated the antifraud provisions of the State of New Jersey securities laws in connection with its role as underwriter of residential mortgage-backed securities. As a result of this Consent Judgement, the SEC, as noted above, alleged that the Credit Suisse Entities were deemed ineligible from serving as principal underwriter or investment adviser to registered investment companies and employees' securities companies pursuant to Section 9(a) of the 1940 Act and that the Credit Suisse Entities continued to serve in these roles until the Commission granted them respective time-limited exemptions on June 7, 2023.

Credit Suisse Commodity Return Strategy Fund
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Credit Suisse Commodity Strategy Funds and Shareholders of Credit Suisse Commodity Return Strategy Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Credit Suisse Commodity Return Strategy Fund (one of the funds constituting Credit Suisse Commodity Strategy Funds, referred to hereafter as the "Fund") as of October 31, 2023, the related consolidated statement of operations for the year ended October 31, 2023, the consolidated statement of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the consolidated financial highlights for each of the four years in the period ended October 31, 2023 (collectively referred to as the "consolidated financial statements"). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2023 and the financial highlights for each of the four years in the period ended October 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

The consolidated financial statements of the Fund as of and for the year ended October 31, 2019 and the consolidated financial highlights for the year ended October 31, 2019 (not presented herein, other than the consolidated financial highlights), prior to the reflection of the reverse stock split as described in Note 6, were audited by other auditors whose report dated December 20, 2019 expressed an unqualified opinion on those consolidated financial statements and consolidated financial highlights.

We also have audited the adjustments to the financial highlights for the year ended October 31, 2019 to reflect the reverse stock split, as described in Note 6. In our opinion, such adjustments are appropriate and have been properly applied. We were not engaged to audit, review, or apply any procedures to the 2019 financial statements and financial highlights of the Fund other than with respect to the adjustments and, accordingly, we do not express an opinion or any other form of assurance on the 2019 financial statements and financial highlights taken as a whole.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's consolidated financial statements based on our audits. We are a public

Credit Suisse Commodity Return Strategy Fund
Report of Independent Registered Public Accounting Firm

accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/S/PricewaterhouseCoopers LLP
New York, New York
December 27, 2023

We have served as the auditor of one or more investment companies in Credit Suisse Asset Management, LLC investment companies since 2020.

Credit Suisse Commodity Return Strategy Fund
Shareholder Meeting Results (unaudited)

A special meeting of shareholders of Credit Suisse Commodity Return Strategy Fund (the "Fund") was held at Eleven Madison Avenue, New York, NY 10010 on August 24, 2023. The following matter was voted upon by the shareholders of the Fund and the results are presented below.

1.  Approval of a new Investment Advisory Agreement:

	Shares	% of Total Shares Outstanding	% of Total Shares Voted
For	39,289,338	69.01%	99.73%
Against	49,023	0.09%	0.12%
Abstain	57,740	0.10%	0.15%

Credit Suisse Commodity Return Strategy Fund
Board Approval of Interim and New Investment Management Agreements (unaudited)

The Fund's Board of Trustees (the "Board" and the members thereof, the "Board Members"), including a majority of the Board Members who are not "interested persons" of the Fund (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) (the "Independent Board Members"), unanimously approved the Fund's interim investment management agreement (the "Interim Management Agreement") and new investment management agreement with Credit Suisse Asset Management, LLC ("Credit Suisse") (the "New Management Agreement") at a meeting of the Board held on May 16, 2023 (the "May 2023 Board Meeting") after concluding that each of the approval of the Interim Management Agreement and New Management Agreement was in the best interests of the Fund and its shareholders. The factors considered by the Board in considering and approving the Interim Management Agreement and New Management Agreement are set out below.

In anticipation of the closing of the merger of Credit Suisse Group AG ("CS Group") with and into UBS Group AG, a global financial services company ("UBS Group"), with UBS Group remaining as the surviving company (the "Merger"), and in response to a request from the Board, representatives of UBS Group and its affiliates (collectively, "UBS") attended the May 2023 Board Meeting and provided information regarding the UBS asset management business and the investment advisory and principal underwriting services currently provided to the UBS family of registered investment companies (the "UBS Presentation").

The Board's evaluation of the Interim Management Agreement and New Management Agreement reflected information provided at the May 2023 Board Meeting as well as, where relevant, information relating to the Fund and Credit Suisse, that was previously furnished to the Board in connection with a special meeting held on November 9, 2022, where the Board discussed the information and materials relating to the renewal of the Fund's prior investment management agreement with Credit Suisse (the "Prior Management Agreement"), and at an in person meeting held on November 14-15, 2022 (the "November 2022 15(c) Meeting"), where the Board approved the renewal of the Prior Management Agreement (collectively, the "November 2022 15(c) Materials"), and information provided to the Board at other Board meetings throughout the year. The Board considered Credit Suisse's representations at the May 2023 Board Meeting that (i) no material changes to the information provided in the November 2022 15(c) Materials had occurred since the November 2022 15(c) Meeting, (ii) with respect to the Interim Management Agreement, the scope and quality of services under the Interim Management Agreement will be at least equivalent to the scope and quality of services provided under the Prior Management Agreement, and (iii) the

Credit Suisse Commodity Return Strategy Fund
Board Approval of Interim and New Investment Management Agreements (unaudited) (continued)

personnel, resources and services provided to the Fund are not expected to change under the Interim Management Agreement and New Management Agreement and will be similar to those services provided under the Prior Management Agreement. The Board also considered that the Interim Management Agreement will be substantially similar to the Prior Management Agreement, including with respect to compensation, except for certain terms including the term, termination and escrow provisions required by Rule 15a-4 under the 1940 Act and certain non-material changes.

The Board, including all of the Independent Board Members, were assisted by experienced independent legal counsel throughout the Interim Management Agreement and New Management Agreement review process. The Independent Board Members discussed the proposed approval in private session with such counsel at which no representatives of management or Credit Suisse were present. Each Board Member, including each of the Independent Board Members, relied upon the advice of independent legal counsel and his or her own business judgment in determining the material factors to be considered in evaluating the Interim Management Agreement and New Management Agreement and the weight to be given to each such factor. The conclusions reached by the Board Members were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Board Member may have afforded different weight to the various factors in reaching his or her conclusions with respect to the Interim Management Agreement and New Management Agreement.

On June 7, 2023, Credit Suisse, and certain of its affiliates filed an application with the Securities and Exchange Commission pursuant to Section 9(c) of the 1940 Act for temporary and permanent orders granting an exemption to Credit Suisse, and its affiliates, as well as to UBS, from the prohibitions under Section 9(a) of the 1940 Act, in connection with a consent order and final judgment ("Consent Judgment") filed in New Jersey Superior Court on October 24, 2022, which was entered against certain of Credit Suisse's affiliates. Section 9(a) of the 1940 Act automatically prohibits entities that are, or whose affiliates are, subject to, among other things, certain court ordered "injunctions," from serving or acting as investment adviser of any investment company registered under the 1940 Act or a principal underwriter for any registered open-end investment company under the 1940 Act, or serving in various other capacities in respect of registered investment companies.

While the application for the Section 9(c) exemption was submitted and the temporary order (the "Temporary Order") granting a temporary exemption from Section 9(a) of the 1940 Act was granted to Credit Suisse and its affiliates, as well as to UBS, after the Board approved the Interim Management

Credit Suisse Commodity Return Strategy Fund
Board Approval of Interim and New Investment Management Agreements (unaudited) (continued)

Agreement and New Management Agreement at the May 2023 Board Meeting, since shortly after the entry of the Consent Judgment in October 2022, the Board has been apprised of the Consent Judgment and the potential consequences thereof under Section 9(a) of the 1940 Act and have been provided with regular updates. In addition, the Board was apprised of the filing of the Section 9(c) exemption application and the implications of the Time-Limited Exemption (as defined below) prior to approving the submission of the New Management Agreement to shareholders at a meeting of the Board held on June 15, 2023.

The "Time-Limited Exemption" refers to the time-limited exemption from Section 9(a) of the 1940 Act for 12 months from the closing date of the Merger sought by Credit Suisse, and certain of its affiliates to provide Credit Suisse, and Credit Suisse Securities (USA) LLC ("CSSU") with adequate time to complete the CS Fund Servicing Reorganization (as defined below) while engaged in serving as investment adviser to the Fund and as underwriter to the Fund, respectively (collectively, "Fund Servicing Activities"). The "CS Fund Servicing Reorganization" refers to the process of (i) transitioning the Fund Servicing Activities that Credit Suisse, and CSSU perform on behalf of one or more of the funds to other providers of such services, and/or (ii) restructuring the Temporary order applicants' businesses such that Credit Suisse, and/or each other company that was an "affiliated person" of the settling entities in the Consent Judgement as of the date of the Section 9(c) application may provide Fund Servicing Activities without being subject to disqualification under Section 9(a) of the 1940 Act. Credit Suisse and certain of its affiliates also applied for a permanent order, which the SEC granted on July 5, 2023

Investment Management Fee Rates and Expenses

The Board reviewed and considered the contractual advisory fees of the Fund under its Prior Management Agreement, its Interim Management Agreement and New Management Agreement (which fees are identical), in light of the extent and quality of the management services provided by Credit Suisse, as investment adviser.

The Board also considered that Credit Suisse and the Fund have entered into a contractual expense limitation agreement limiting the Fund's total net expenses and that this arrangement was expected to continue under the Interim Management Agreement and New Management Agreement. The Board noted that the Fund is authorized to reimburse Credit Suisse for management fees previously limited and/or for expenses previously reimbursed by Credit Suisse, provided, however, that any reimbursements must be paid at a date

Credit Suisse Commodity Return Strategy Fund
Board Approval of Interim and New Investment Management Agreements (unaudited) (continued)

not more than thirty-six months following the applicable month during which such fees were limited or expenses were reimbursed by Credit Suisse and the reimbursements do not cause the Fund to exceed the applicable expense limitation at the time the fees are recouped. The Board also noted that the expense limitation agreement may not be terminated before February 28, 2024.

The November 2022 15(c) Materials included information comparing the Fund's contractual advisory fee, the Fund's contractual advisory fee less any waivers and/or reimbursements ("actual advisory fee"), and the Fund's overall expenses with those of funds in both the relevant expense group (each, an "Expense Group") and universe of funds (each, an "Expense Universe") provided by Broadridge, an independent provider of investment company data. The November 2022 15(c) Materials included a description of the methodology used to arrive at the funds included in the Expense Group and the Expense Universe. Each fund in the relevant Expense Group and Expense Universe was placed in one of five quintiles for each relevant comparison period, with the first quintile including the funds with the lowest relative expenses and the fifth quintile including funds with the highest relative expenses during the period. The Fund's Board noted that with respect to the Fund's fees and expenses compared to its peers as presented in a report provided by Broadridge: the Fund's contractual advisory fees ranked in the third quintile relative to its Expense Group, the Fund's actual advisory fees ranked in the second quintile relative to its Expense Group and Expense Universe, and the Fund's total expenses ranked in the third quintile relative to its Expense Group and the second quintile relative to its Expense Universe.

Nature, Extent and Quality of the Services

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by Credit Suisse. The Board also noted information received at regular meetings throughout the year related to the services rendered by Credit Suisse which, in addition to portfolio management and investment management services, included credit analysis and research, supervising the day-to-day operations of the Fund's non-advisory functions which include accounting, administration, custody, transfer agent and other applicable third party service providers, overseeing and facilitating audits, overseeing the Fund's credit facility and supervising and/or preparing applicable Fund filings, disclosures and shareholder reports. The Board noted that the extensive investment management services provided by Credit Suisse included broad supervisory responsibility and oversight over other service providers to the Fund. The Board also considered Credit Suisse's compliance program with respect to the Fund. The Board noted that Credit

Credit Suisse Commodity Return Strategy Fund
Board Approval of Interim and New Investment Management Agreements (unaudited) (continued)

Suisse reports to the Board about portfolio management and compliance matters on a periodic basis. The Board also reviewed background information about Credit Suisse including its Form ADV Part 2 — Disclosure Brochure and, with respect to Credit Suisse, Brochure Supplement and considered the background and experience of Credit Suisse's senior management and the expertise of, and the amount of attention given to the Fund by, senior personnel of Credit Suisse. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund and the extent of the resources devoted to research and analysis of actual and potential investments, as well as the resources provided to them. The Board evaluated the ability of Credit Suisse based on its resources, reputation and other attributes, to attract and retain qualified investment professionals including research, advisory, and supervisory personnel. The Board also received and considered information about the nature, extent and quality of services and fee rates offered to other Credit Suisse clients for comparable services. The Board acknowledged Credit Suisse's representation that the services provided to the Fund are more extensive than the services provided in connection with other types of accounts, such as separate accounts, offered by Credit Suisse and the services are also more extensive from those offered and provided to a sub-advised fund. The Board also considered that the services provided by Credit Suisse have expanded over time as a result of regulatory and other developments.

Fund Performance

The Board considered information provided in the November 2022 15(c) Materials and at each subsequent quarterly meeting to consider the performance of the Fund. That information in the November 2022 15(c) Materials included performance results of the Fund over the previous year ended August 31, 2022 as well as over the two-, three-, four-, five-, and ten-year periods, as applicable, ended August 31, 2022 along with comparisons both to the relevant performance group ("Performance Group") and universe of funds ("Performance Universe") for the Fund for the same time periods provided by Broadridge. The November 2022 15(c) materials included a description of the methodology used to arrive at the funds included in the Performance Group and the Performance Universe. Each fund in the relevant Performance Universe was placed in one of five quintiles for each relevant comparison period, with the first quintile including the best performing funds and the fifth quintile including the worst performing funds during the period. The Fund's Board noted that, with respect to the Fund's performance compared

Credit Suisse Commodity Return Strategy Fund
Board Approval of Interim and New Investment Management Agreements (unaudited) (continued)

to its peers as presented in a report provided by Broadridge, along with other information provided by Credit Suisse, the Fund's performance ranked in the second quintile relative to its Performance Universe for the one-, three- and four-year periods reported, and the Fund ranked in the third quintile relative to its Performance Universe for the two-, five- and ten-year periods reported.

The Board also considered the investment performance of the Fund relative to its stated objectives.

The Board noted that at the May 2023 Board Meeting, the Board received information from Credit Suisse regarding the Fund's performance relative to its benchmark for the one- and three-month, year-to-date and one-, three-, five- and ten-year and since inception periods ended March 31, 2023.

Credit Suisse Profitability

The Board referred to a profitability analysis of Credit Suisse provided in the November 2022 15(c) Materials based on the fees payable under the Prior Management Agreement and the Interim Management Agreement and the New Management Agreement for the Fund, including any fee waivers, as well as other relationships between the Fund on the one hand and Credit Suisse affiliates on the other. The Board's deliberations also reflected, in the context of Credit Suisse's profitability, Credit Suisse's methodology for allocating costs to the Fund, recognizing that cost allocation methodologies are inherently subjective. The Board had also received net profitability information for the Fund. The Board reviewed Credit Suisse's profit margin as reflected in the profitability analysis, as well as reviewing profitability in light of appropriate court cases and the services rendered to the Fund.

Economies of Scale

The Board considered information provided in the November 2022 15(c) Materials regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale for the Fund. The Board considered that, if the Fund's asset levels grow, further economies of scale potentially could be realized (although this is not guaranteed) and also noted the contractual expense limitations currently in place between the Fund and Credit Suisse. The Board received information regarding Credit Suisse's profitability in connection with providing investment management services to the Fund, including Credit Suisse's costs in providing the services.

Credit Suisse Commodity Return Strategy Fund
Board Approval of Interim and New Investment Management Agreements (unaudited) (continued)

Other Benefits to Credit Suisse

The Board considered other benefits received by Credit Suisse and its affiliates as a result of their relationship with the Fund previously included in the November 2022 15(c) Materials. Such benefits included, among others, benefits potentially derived from an increase in Credit Suisse's businesses and its reputation as a result of its relationship with the Fund (such as the ability to market its advisory services to other clients and investors including separate account or third party sub-advised mandates or other financial products offered by Credit Suisse and its affiliates), as well as, with respect to the Fund, the fees paid to an affiliate of Credit Suisse for distribution services.

The Board considered the standards Credit Suisse applied in seeking best execution and Credit Suisse's policies and practices regarding soft dollars and reviewed Credit Suisse's method for allocating portfolio investment opportunities among its advisory clients, as provided in the November 2022 15(c) Materials.

Other Factors and Broader Review

As discussed above, the Board previously reviewed and referred to detailed materials received from Credit Suisse as part of this special approval process. The Board also reviews and assesses the quality of the services that the Fund receives throughout the year and reviews reports of Credit Suisse at least quarterly, which include, among other things, detailed portfolio and market reviews, detailed fund performance reports, and Credit Suisse's compliance procedures.

The Board also considered the information provided by the representatives of UBS during the UBS Presentation at the May 2023 Board Meeting. In particular, the Board considered the information regarding the investment advisory and principal underwriting services currently provided to the UBS family of registered investment companies.

In addition, the Board considered representations from Credit Suisse and UBS that there were no plans to make any changes to the investment objective(s), principal investment strategies and policies, principal risks, fundamental and non-fundamental investment policies or portfolio managers (other than potential personnel changes outside of Credit Suisse's control) of the Fund upon the closing of the Merger.

Credit Suisse Commodity Return Strategy Fund
Board Approval of Interim and New Investment Management Agreements (unaudited) (continued)

Conclusions

After consideration of the foregoing, the Board reached the following conclusions regarding the Interim Management Agreement and the New Management Agreement (in addition to the conclusions set forth above):

•  The contractual and net advisory fees for the Fund were reasonable in relation to the services provided by Credit Suisse.

•  The Board was satisfied by the nature, extent and quality of the investment advisory services provided to the Fund by Credit Suisse in a challenging commodities environment, and that, based on dialogue with management and counsel, the services to be provided by Credit Suisse under the Interim Management Agreement and the New Management Agreement are typical of, and consistent with, those provided to similar mutual funds by other investment advisers.

•  In light of the costs of providing investment management and other services to the Fund and Credit Suisse's ongoing commitment to the Fund and willingness to waive fees (by agreeing to a contractual expense limitation), Credit Suisse's net profitability based on fees payable under the Interim Management Agreement and New Management Agreement, as well as other ancillary benefits that Credit Suisse and its affiliates received, were considered reasonable.

•  In light of the information received and considered by the Board, the Fund's current fee structure was considered reasonable.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Interim Management Agreement and New Management Agreement. The Independent Board Members were advised by separate independent legal counsel throughout the process. After consideration of these factors, the Fund's Board concluded that the approval of the Interim Management Agreement and New Management Agreement was in the best interests of the Fund and the Fund's shareholders.

Credit Suisse Commodity Return Strategy Fund
Information Concerning Trustees and Officers (unaudited)

Name, Address (Year of Birth)	Position(s) Held with Portfolio	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Portfolio Complex Overseen by Trustee	Other Trusteeships Held by Trustee During Past Five Years
Independent Trustees
Laura A. DeFelice c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1959)	Chair of the Board (as of November 14, 2023). Trustee, Nominating and Audit Committee Member	Since 2017	Managing Member of Acacia Properties LLC (multi-family and commercial real estate ownership and operation) from 2008 to present; Stonegate Advisors LLC (renewable energy and energy efficiency) from 2007 to present.	9	Director of the Lyric Opera of Chicago (performing arts) from December 2021 to present.
Samantha Kappagoda c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1968)	Trustee, Nominating Committee Chair and Audit Committee Member	Since 2023	Chief Economist, Risk Economics, Inc. (Economic Analysis) from 2009 to present; Co-Managing Member, Numerati Partners LLC (Research & Development Technology) from 2012 to present.	9

Director of Girl Scouts of Greater New York (non-profit) from 2014 to present; Visiting Scholar, Courant Institute of Mathematical Sciences, New York University (education) from 2011 to present; Director of Council for Economic Education (nonprofit) from 2014 to 2020; Director of Glynwood Center, Inc. (nonprofit) from 2010 to 2019.

1 Subject to the Trust's retirement policy, each Trustee may continue to serve as a Trustee until the last day of the calendar year in which the applicable Trustee attains age 75. The Board may determine to extend the terms of Trustees beyond age 75 on a case-by-case basis. Each officer serves until his or her respective successor has been duly elected and qualified.

Credit Suisse Commodity Return Strategy Fund
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Portfolio	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Portfolio Complex Overseen by Trustee	Other Trusteeships Held by Trustee During Past Five Years
Independent Trustees
Mahendra R. Gupta c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1956)	Trustee, Nominating Committee Member and Audit Committee Chairman	Since 2017	Professor, Washington University in St. Louis from July 1990 to present; Partner, R.J. Mithaiwala (food manufacturing and retail, India) from March 1977 to present; Partner, F.F.B. Corporation (agriculture, India) from March 1977 to present; Partner, RPMG Research Corporation (benchmark research) from July 2001 to present.	9

Director of Caleres Inc. (footwear) from May 2012 to present; Chair of the finance committee at the Foundation of Barnes Jewish Hospital (healthcare) from January 2018 to present; Director of First Bank (finance) from February 2022 to present; Director of ENDI Corporation (finance) from April 2022 to present; Director of The Oasis Institute (not-for-profit) from February 2022 to present; Director of the Consortium for Graduate Study in Management from November 2017 to present; Director of Koch Development Corporation (Real Estate Developement) from November 2017 to December 2020; Director of Supernova (Fin-tech) from June 2014 to September 2018; Director of the Guardian Angels of St. Louis (not-forprofit) from July 2015 to December 2021.

1 Subject to the Trust's retirement policy, each Trustee may continue to serve as a Trustee until the last day of the calendar year in which the applicable Trustee attains age 75. The Board may determine to extend the terms of Trustees beyond age 75 on a case-by-case basis. Each officer serves until his or her respective successor has been duly elected and qualified.

Credit Suisse Commodity Return Strategy Fund
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Portfolio	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Portfolio Complex Overseen by Trustee	Other Trusteeships Held by Trustee During Past Five Years
Independent Trustees
Steven N. Rappaport c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1948)	Chairman of the Board (through November 14, 2023). Trustee, Nominating and Audit Committee Member	Trustee since Portfolio Inception and Chairman since 2005	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) from July 2002 to present; Partner of Backstage Acquisition Holdings, LLC (publication job postings) from November 2013 to 2018.	9

Director of abrdn Emerging Markets Equity Income Fund, Inc. (a closed-end investment company); Director of abrdn Funds (20 open-end portfolios); Director of iCAD, Inc. (surgical & medical instruments & apparatus company) from 2006 to 2018.

Interested Trustee
John G. Popp[2] Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1956)	Trustee, Chief Executive Officer and President	Trustee since 2017 Chief Executive Officer and President since 2010	Managing Director of Credit Suisse; Global Head and Chief Investment Officer of the Credit Investments Group; Associated with Credit Suisse or its predecessor since 1997; President and Chief Executive Officer of other Credit Suisse Funds.	9	None.

1 Subject to the Trust's retirement policy, each Trustee may continue to serve as a Trustee until the last day of the calendar year in which the applicable Trustee attains age 75. The Board may determine to extend the terms of Trustees beyond age 75 on a case-by-case basis. Each officer serves until his or her respective successor has been duly elected and qualified.

2 Mr. Popp is an "interested person" of the Trust, as defined in the 1940 Act, by virtue of his current position as an officer of Credit Suisse.

Credit Suisse Commodity Return Strategy Fund
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Portfolio	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers*
Brandi Sinkovich Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1979)	Chief Compliance Officer	Since 2023

Director of Credit Suisse since 2023; Vice President and Regulatory Counsel, Exos Financial from 2022 to 2023; Vice President and Compliance Officer, Neuberger Berman from 2019 to 2022; Vice President, Compliance, Goldman Sachs from 2017 to 2019; Associated with Credit Suisse since 2023; Officer of other Credit Suisse Funds.

Lou Anne McInnis Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1959)	Chief Legal Officer	Since 2015

Director of Credit Suisse; Associated with Credit Suisse since April 2015; Counsel at DLA Piper US LLP from 2011 to April 2015; Associated with Morgan Stanley Investment Management from 1997 to 2010; Officer of other Credit Suisse Funds.

Omar Tariq Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1983)	Chief Financial Officer and Treasurer	Since 2019	Director of Credit Suisse since 2019; Senior Manager of PricewaterhouseCoopers,LLP from September 2010 to March 2019; Officer of other Credit Suisse Funds.
Karen Regan Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1963)	Vice President and Secretary	Since 2010	Vice President of Credit Suisse; Associated with Credit Suisse since December 2004; Officer of other Credit Suisse Funds.

*  The officers of the Portfolio shown are officers that make policy decisions.

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 877-870-2874.

Credit Suisse Commodity Return Strategy Fund
Proxy Voting and Portfolio Holdings Information (unaudited)

Information regarding how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 of each year, as well as the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

•  By calling 1-877-870-2874

•  On the Fund's website, www.credit-suisse.com/us/funds

•  On the website of the Securities and Exchange Commission, www.sec.gov

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Fund's Forms N-PORT and N-Q are available on the SEC's website at www.sec.gov.

P.O. BOX 219916, KANSAS CITY, MO 64121-9916

877-870-2874 ◼ www.credit-suisse.com/us/funds

CREDIT SUISSE SECURITIES (USA) LLC, DISTRIBUTOR.  COM-AR-1023

Item 2. Code of Ethics.

The registrant has adopted a code of ethics applicable to its Chief Executive Officer, President, Chief Financial Officer and Chief Accounting Officer, or persons performing similar functions. A copy of the code is filed as Exhibit 12(a)(1) to this Form. There were no amendments to the code during the fiscal year ended October 31, 2023. There were no waivers or implicit waivers from the code granted by the registrant during the fiscal year ended October 31, 2023.

Item 3. Audit Committee Financial Expert.

The registrant's governing board has determined that it has three audit committee financial experts serving on its audit committee: Laura DeFelice, Mahendra R. Gupta and Steven N. Rappaport. Each audit committee financial expert is "independent" for purposes of this item.

Item 4. Principal Accountant Fees and Services.

(a) through (d). The information in the table below is provided for services rendered to the registrant by its independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), for its fiscal years ended October 31, 2022 and October 31, 2023.

	2022	2023
Audit Fees	$51,300	$59,300
Audit-Related Fees[1]	$-	$-
Tax Fees[2]	$4,000	$4,500
All Other Fees	$-	$-
Total	$55,300	$63,800

1 Services include agreed-upon procedures in connection with the registrant’s semi-annual financial statements ($0 in 2022 and $0 in 2023).

2 Tax services in connection with the registrant’s excise tax calculations and review of the registrant’s applicable tax returns.

The information in the table below is provided with respect to non-audit services that directly relate to the registrant’s operations and financial reporting and that were rendered by PwC to the registrant’s investment adviser, Credit Suisse Asset Management, LLC (“Credit Suisse”), and any service provider to the registrant controlling, controlled by or under common control with Credit Suisse that provided ongoing services to the registrant (“Covered Services Provider”), for the registrant’s fiscal years ended October 31, 2022 and October 31, 2023.

2

	2022	2023
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

(e)(1) Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to Credit Suisse and any Covered Services Provider if the engagement relates directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than Credit Suisse or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, Credit Suisse and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e)(2) The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to the registrant for which the pre-approval requirement was waived pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X:

	2022	2023
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

3

The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to Credit Suisse and any Covered Services Provider required to be approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X, for the registrant’s fiscal years ended October 31, 2022 and October 31, 2023:

	2022	2023
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

(f) Not Applicable.

(g) The aggregate fees billed by PwC for non-audit services rendered to the registrant, Credit Suisse and Covered Service Providers for the fiscal years ended October 31, 2022 and October 31, 2023 were $0 and $0, respectively.

(h) Not Applicable.

(i) Not Applicable.

(j) Not Applicable.

Item 5. Audit Committee of Listed Registrants.

Form N-CSR disclosure requirement is not applicable to the registrant.

Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Form N-CSR disclosure requirement is not applicable to the registrant.

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Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Form N-CSR disclosure requirement is not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Form N-CSR disclosure requirement is not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the most recent fiscal half-year covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Form N-CSR disclosure requirement is not applicable to the registrant.

Item 13. Exhibits.

(a)(1)   Registrant’s Code of Ethics is an exhibit to this report.

(a)(2)   The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)   Not applicable.

(b)       The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

(other) Iran related activities disclosure requirement.

5

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CREDIT SUISSE COMMODITY STRATEGY FUNDS

/s/ John G. Popp
Name:	John G. Popp
Title:	Chief Executive Officer and President
Date:	January 5, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John G. Popp
Name:	John G. Popp
Title:	Chief Executive Officer and President
Date:	January 5, 2024

/s/ Omar Tariq
Name:	Omar Tariq
Title:	Chief Financial Officer and Treasurer
Date:	January 5, 2024

6